ANNUAL REPORT June 30, 2000

                                    [GRAPHIC]

                                 Markets go up,
                                markets go down.
                               All the more reason
                                    to invest
                               for the long term.

                            [LOGO] CITIZENS FUNDS(R)

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                                                                     [PHOTO]

                                                                 John L. Shields
                                                                 President

Dear Shareholder -- I'm sure I speak for all investors when I say that we'd be happier if our ups and downs came from an amusement park ride rather than the stock market. Yet that was not the case in recent months.

Since the beginning of the year, the Dow Jones Industrial Average and the Nasdaq Composite have gone from unprecedented highs to unnerving lows to a place somewhere in between. As disconcerting as it can be to investors and mutual fund companies alike, the heightened level of volatility that seems to have taken over the stock market speaks distinctly to the value of bringing a long-term perspective to the investment process. Remarks I made in our last report to investors seem to bear repeating here:

      Taking a long-term view, managing your risk through diversification and following a systematic investment plan are time-tested strategies for investment success. By taking this approach, you give yourself the opportunity to participate in what has historically been an upward trend. You also equip yourself with the patience and discipline to ride out setbacks that may occur along the way.

While many other mutual fund companies have had their assets whipsawed by the activities of short-term investors, Citizens Funds has seen quite the opposite. Our assets under management grew steadily over the past year, rising more than 69% by June 30, thanks to the support of individual investors and our inclusion in a growing number of workplace retirement plans such as those run by the State of Alaska and The Nature Conservancy. The confidence investors of all stripes have demonstrated in us is not only extremely gratifying, it has also meant that our fund managers can continue to invest with intelligence and foresight rather than being pressured to act quickly to meet redemption requirements.

On another topic, shareholder activism has long been a hallmark of Citizens Funds, and we are proud of our recent accomplishments in this area. Among companies that have either made changes or are considering making them in their corporate governance policies as a result of initiatives led or supported by Citizens Funds are American Power Conversion Corporation (board diversity), Kohl's

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Corporation (board diversity), Gateway (board diversity), MBNA (board diversity), The Home Depot (Equal Employment Opportunity disclosure) and Southwest Airlines (protection of sexual orientation).

I have a couple of final points I want to make as I conclude this letter. The first is to let you know that Citizens Funds has never been better positioned to meet the overall investment goals of shareholders. Our new Small Cap Index Fund is up and running and brings to the small-cap sector the same socially responsible philosophy that drives our other funds. The second is to report that we continue to grow and strengthen our electronic capabilities. If you haven't already done so, I hope you'll take advantage of the opportunity of receiving communications like this Annual Report online in the future.

My best:


/s/ John L. Shields

John L. Shields
President

Investments in the Citizens Small Cap Index Fund involve unique risks, as small-sized companies may have inexperienced management, limited product lines, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

Distributed by Citizens Securities, Inc., Portsmouth, NH  03801

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Table of Contents

President's Letter   1

Managers' Comments   4

Statement of Investments   22

Statements of Assets and Liabilities   56

Statements of Operations   58

Statements of Changes in Net Assets   60

Financial Highlights   62

Notes to Financial Statements   69

Report of Independent Accountants   83

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[PHOTO]

Sophia Collier

Lead manager of the Citizens Index Fund management team since its inception, March 1995.

Managers' Comments -- Citizens Index Fund

Objective: Long-term capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Index(SM), a market-weighted index of approximately 300 companies. The Results: Total return for the twelve-month period ended June 30, 2000 for the Standard and Institutional Class shares was 12.82% and 13.67%, respectively. The S&P 500 Index twelve-month return for the period ended June 30, 2000 was 7.31%. Total return for the period ended June 30, 2000 since inception for the Administrative Class shares (2/4/00) was 1.78%. The S&P 500 Index return was 2.58% for the same time period.

For the twelve-months ended June 30, 2000, the Citizens Index Fund, Standard Class shares returned 12.82% and the Institutional Class shares rose 13.67%, beating the 7.31% increase of the S&P 500 Index. While we are pleased that we continued to beat the S&P 500 Index by a significant measure, it is notable that a lot of active funds have beaten the index funds this year, profiting from the highly speculative market sentiment and the dot-com euphoria, something we do not

Citizens Index Fund, Standard Class Shares

Growth of a $10,000 investment in the Citizens Index Fund, Standard Class Shares, since March 3, 1995 (inception date), with dividends and capital gains reinvested, compared to the S&P 500 Index and the Citizens Index.

                                [GRAPHIC OMITTED]

Average Annual Return for the periods ended June 30, 2000
One Year, 12.82%
Five Year, 27.68%
Since Inception 3/3/95, 27.93%

Citizens Index Fund,
Standard Class Shares - $37,173

Citizens Index(SM) - $42,625

S&P 500 Index - $32,949

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


4
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                                       Managers' Comments -- Citizens Index Fund

participate in, consistent with our disciplined "buy and hold" strategy. And although it is inevitable that in some years we would not be able to match the high flying performance of some actively managed portfolios, it is important to emphasize that we also believe that our diversified strategy and emphasis on what we believe are well seasoned, financially strong companies, have less risk than the more concentrated portfolios that have generated the top performance in the last year.

During the last twelve months, the economy enjoyed consistently robust growth with the Gross Domestic Product expanding at an annualized pace of 5.00% or more in each of the last four quarters. Consumer spending and business investing trended upward, labor markets continued to be tight and housing demand remained vigorous. Faced with this strong growth and potentially looming inflation, the Federal Reserve, in its ongoing effort to orchestrate a "soft landing" of the economy, increased in six steps the Fed funds rate from 5.00% on June 30, 1999, to 6.50% on May 16, 2000. Not surprisingly, this

Citizens Index Fund, Institutional Class Shares

Growth of a $1,000,000 investment in the Citizens Index Fund, Institutional Class Shares, since January 25, 1996 (inception date), with dividends and capital gains reinvested, compared to the S&P 500 Index and the Citizens Index.

                                [GRAPHIC OMITTED]

Average Annual Return for the periods ended June 30, 2000
One Year, 13.67%
Since Inception 1/25/96, 29.26%

Citizens Index Fund,
Institutional Class Shares - $3,119,390

Citizens Index(SM) - $3,280,199

S&P 500 Index - $2,518,080

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Minimum investment in this share class is $1,000,000.


                                                                               5
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Managers' Comments -- Citizens Index Fund

series of interest rate hikes was noticed by investors, prompting an increasingly volatile and, ultimately, lackluster stock market performance as reflected in the S&P 500 Index.

Propelled by the Internet frenzy, technology stocks experienced ferocious swings in value. The Nasdaq 100 Index, often used to represent the technology market, returned a remarkable 90.01% in the first three quarters of our fiscal year, only to plummet 31.68% in the most recent quarter before recovering 17.53% by the quarter's end. Still, it was the technology sector's impressive gain that was the primary driver of the Citizens Index Fund's outperformance compared to the S&P 500 Index, due in part to the Fund's overweighting in the sector. In contrast to the allure of many Internet-based concept stocks, which enamored the market in the last twelve months, we believe that our technology holdings provide core building blocks of the digital transformation of the American economy. Their rapid growth has been recognized by the stock market: EMC Corp. (+180%), Intel Corp. (+125%) and Cisco Systems (+97%) were the top contributors to the Fund's performance. Cisco Systems, whose switches and routers form the backbone of the Internet, continues to grow through the massive build-out and innovative improvements to the network infrastructure. Correspondingly, the need for data storage and retrieval grows dramatically with the growth of the global digital network, and this is why we believe EMC Corp., the dominant player in the data storage field, is poised to continue to profit from the significant demand for its storage systems. And finally, most digital devices, including personal computers, require ever-increasing levels of processing power, creating an insatiable need for more powerful microchips. Intel Corp., the world's premier chip-maker, benefits the most from this phenomenon, not only in its traditional PC chip business, but also in its growing networking and communications product lines.

Among the companies with the largest negative impact on the performance of the Fund was Microsoft (11%) which was affected by the uncertainty surrounding the government's anti-trust litigation. Microsoft has been an aggressive competitor, but it can also be credited for finally realizing the dream of accessible, low-cost computing that began at Xerox Park many years ago. The government action notwithstanding, Microsoft has an otherwise positive social record, including its support of innovative approaches to diversity and disability issues, and truly extensive assistance for education. We are reluctant to divest it from the Fund for social reasons while the case is pending, but will evaluate the situation as part of our annual social re-screening. Another underperformer was Bank One Corp., which was down 53% after several quarters of sub-par earnings. Although


6
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                                       Managers' Comments -- Citizens Index Fund

we are disappointed with Bank One's current record, we see signs of recovery as the bank restructures its operations, and we have not changed our positive view of the long-term prospects of this holding.

Looking ahead, we expect favorable economic conditions to continue, despite the pressure on interest rates. Possible future rate hikes would serve to moderate inflationary trends and the remarkably strong economic growth. This trend, coupled with the continued divergence between the technology sector and the rest of the market, will likely provide for even higher volatility in the equity markets during the remainder of 2000.

In closing, we would like to note that the Citizens Index Fund, Standard Class shares marked its fifth anniversary this past March. The Fund's five-year average annual return of 27.68% as of June 30, 2000, soundly beat the S&P 500 Index's return of 23.82% for the same period. Our unique, disciplined, long-term investment style has provided added value to our shareholders in the past five years, and we believe that it should continue to offer an enduring advantage in years to come.


                                                                               7
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[PHOTO]

Richard Little

Lead manager of the Citizens Emerging Growth Fund management team since its inception, February 1994.

Managers' Comments -- Citizens Emerging Growth Fund

Objective: Aggressive growth. The Ground Rules: During normal market conditions, invests primarily in the common stock of medium-sized companies whose market capitalizations, at the time of acquisition, are in the capitalization range of the S&P MidCap 400 Index. The Results: Total return for the twelve-month period ended June 30, 2000 for the Standard Class shares was 82.19%. The S&P MidCap 400 Index twelve-month return for the period ended June 30, 2000 was 16.99%. Total return for the period ended June 30, 2000 since inception for the Institutional Class shares (11/1/99) and for the Administrative Class shares (2/4/00) was 55.02% and 16.97%, respectively. The S&P MidCap 400 Index return was 21.51% and 8.31% for the same time periods.

The Citizens Emerging Growth Fund, Standard Class shares returned 82.19% for the twelve-month period ended June 30, 2000. This compared favorably to the 16.99% return of its benchmark, the S&P MidCap 400 Index for the same period. The Fund's Standard Class shares also performed admirably in comparison to its peer group, ranking 34, beating 92% of all 456 mid-cap funds for the one-year

Citizens Emerging Growth Fund, Standard Class Shares

Growth of a $10,000 investment in the Citizens Emerging Growth Fund, Standard Class Shares, since February 8, 1994 (inception date), with dividends and capital gains reinvested, compared to the S&P MidCap 400 Index.

                                [GRAPHIC OMITTED]

Average Annual Return for the periods ended June 30, 2000
One Year, 82.19%
Five Year, 37.29%
Since Inception 2/8/94, 32.27%

Citizens Emerging Growth Fund,
Standard Class Shares - $59,795

S&P MidCap 400 Index - $29,611

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that recent returns were primarily achieved during favorable market conditions. Despite this outstanding record, investors should note that the Fund's short-term performance is highly unusual and unlikely to be sustained.


8
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                             Managers' Comments -- Citizens Emerging Growth Fund

period ended June 30, 2000, according to Lipper, Inc., a well-known mutual fund rating company. For the five-year period the Fund ranked 4, beating 97% of all 173 funds. In addition to the positive market environment, we attribute this strong performance to stock selection. By focusing on the fundamentals of individual companies and ensuring they met our criteria of earnings acceleration, sustainable valuation, competent management and corporate responsibility, we avoided stock meltdowns that were all-too-frequent in recent months and produced consistently strong returns. In fact, the Fund's Standard Class shares outperformed its benchmark index in every quarter of the Fund's most recent fiscal year.

And what a year it was as market euphoria for dot-coms in 1999 and early 2000 gave way to concerns about unsustainable valuations and rising interest rates late in the first quarter and into the second quarter of 2000. The mid-cap equity market, as measured by the S&P MidCap 400 Index, rose a healthy 35% from October 18, 1999, to a peak on March 31, 2000, only to lose 14% in the following two weeks.

Citizens Emerging Growth Fund, Institutional Class Shares

Growth of a $1,000,000 investment in the Citizens Emerging Growth Fund, Institutional Class Shares, since November 1, 1999 (inception date), with dividends and capital gains reinvested, compared to the S&P MidCap 400 Index.

                                [GRAPHIC OMITTED]

Total Return for the period ended June 30, 2000
Since Inception 11/1/99, 55.02%

Citizens Emerging Growth Fund,
Institutional Class Shares - $1,550,200

S&P MidCap 400 Index - $1,215,100

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Minimum investment in this share class is $1,000,000. Investors should also be aware that recent returns were primarily achieved during favorable market conditions. Despite this outstanding record, investors should note that the Fund's short-term performance is highly unusual and unlikely to be sustained.


                                                                               9
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Managers' Comments -- Citizens Emerging Growth Fund

In response, we were very careful to trim positions in the portfolio as valuations climbed to unsustainable levels. For example, the Fund's weighting in the technology sector was 49% in June 1999, rose to 60% in February 2000, and was brought down to 49% in June 2000 as we sold off selected issues prior to the market correction. Still, the Fund is overweighted in technology compared to its benchmark index as we continue to see exceptional opportunities with the right stocks. Also aiding performance this year was our underweighting in slower growth areas, primarily in the financial and retail sectors.

Top contributors in the portfolio for the year were in the technology arena. PMC-Sierra, a developer of high performance semiconductor networking products for the telecommunications industry, was the strongest performer (+595%). SDL, a designer and manufacturer of semiconductor lasers and fiber optic products, also contributed to our return (+342%). Veritas Software (+273%), a designer of enterprise storage management products, and Mercury Interactive (+447%), a developer of a suite of automated software testing solutions, round out the top performers list. Of these, we sold all but one - Mercury - prior to the market correction in March 2000.

There were a few disappointments in the portfolio. Liberate Technologies provides software that delivers Internet enhanced content to appliances such as a TV set top box. Its value fell 62% in the first six months of 2000 as the market headed downward, taking with it many higher valuation technology stocks. TJX Companies, an off-price apparel and home fashions retailer, underperformed in the second half of 1999 (-38%) as retail sales slowed and tech stocks were in favor.

Because overall market volatility remains high and the economic outlook is cloudy, we believe it will continue to be important to focus on company-specific issues rather than on a market trend. When the dust settles, the companies with the strongest fundamentals and those that continue to beat expectations should outperform. We believe our Fund will be positioned primarily in these winning situations.


10
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                             Managers' Comments -- Citizens Small Cap Index Fund

Objective: Capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Small Cap Index(SM), a market-weighted index of approximately 300 companies. The Results: Total return for the Standard Class shares from January 3, 2000 through June 30, 2000 was 12.30%. The S&P SmallCap 600 Index returned 6.92% for the same time period.

We are pleased to report on the first six months of operation of our new Citizens Small Cap Index Fund, the only fund we have started in the last five years. In an effort to replicate the success of our large-cap Citizens Index Fund, we have created this new index fund to invest in the growing universe of small and promising companies - the drivers of the new economic paradigm. The Citizens Small Cap Index Fund, launched on December 28, 1999, was off to a good start in its first six months of operation as it outperformed the small-cap market overall.

Citizens Small Cap Index Fund, Standard Class Shares

Growth of a $10,000 investment in the Citizens Small Cap Index Fund, Standard Class Shares, since January 3, 2000, with dividends and capital gains reinvested, compared to the S&P SmallCap 600 Index and the Citizens Small Cap Index.

                                [GRAPHIC OMITTED]

Total Return for the period ended June 30, 2000
Since 1/3/00, 12.30%

Citizens Small Cap Index Fund,
Standard Class Shares - $11,230

Citizens Small Cap Index(SM) - $11,070

S&P SmallCap 600 Index - $10,692

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund began investing in accordance with its investment objective on January 3, 2000. From the commencement of the Fund's operations on December 28, 1999 through January 2, 2000 the Fund was invested in cash.

[PHOTO]

Sophia Collier

Lead manager of the Citizens Small Cap Index Fund management team since its inception, December 1999.


                                                                              11
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Managers' Comments -- Citizens Small Cap Index Fund

The Fund returned 12.30% from January 3, 2000, through June 30,
2000, while the S&P SmallCap 600 Index rose 6.92% during the same period.

The Fund started its life in a rather peculiar time when a lot of very attractive smaller companies had already attained lofty valuations as a result of the market run-up which started in October of 1999. Believing that these valuation levels were unsustainable, we designed a buy-in strategy and cautiously started building our stock positions. Our goal was to soften the impact of what we believed would be the eventual downdraft, by maintaining cash in place of buying a considerable number of overvalued stocks. As expected, the market went into a tailspin at the end of March, and our substantial cash allocation shielded our shareholders from this remarkably volatile period. As the market returned to a new and more realistic valuation range, a lot of attractive companies started coming down to earth, causing us to complete our buy-in strategy just as the market started recovering at the end of May. In effect, we were able to put the market's volatility to work for the advantage of the Fund, while we built our positions to fully mirror the Citizens Small Cap Index(SM). A part of our outperformance in our first six months of operation was due to our buy-in strategy; however, now, under normal market conditions, the Fund will seek to rely on full replication of the Index, rather than a buy-in strategy, to achieve the objective of the Fund.

Our ongoing investment approach is based upon continuous and extensive research of the small-cap universe. Unlike the large-cap Citizens Index(SM) which can hold good companies indefinitely, companies must be evaluated for removal from the Citizens Small Cap Index when they reach a mid-cap size. This shorter investment time span mandates that we become much more time sensitive in our stock selection criteria, biased towards dynamic, high-growth industries. For example, our investments in the semiconductor and communications equipment sectors, in which the Index was overweighted in comparison to the S&P SmallCap 600 Index, significantly contributed to our outperformance during the period. One successful example was Sandisk, the maker of flash-memory chips, used in all things digital - digital cameras, digital assistants, and the various network and communications products. As an illustration of our short investment time span, the Fund held Sandisk for only four months, during which time the stock went up 87%, at which point it outgrew the Index's market cap range, causing it to be deleted from the Citizens Small Cap Index. Another contributor was Transwitch, a manufacturer of communications chips, which gained 60%. The company's growing role in the rapid build-out of the global voice and data networks, and its new optical product rollout are starting to be recognized by investors. In the communications equipment sector, Tollgrade Communications


12
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                             Managers' Comments -- Citizens Small Cap Index Fund

(+668%) and Ditech Communications (+102%) contributed significantly to the Fund's performance. Tollgrade experienced considerable demand for its line testing system by both telephone and cable companies as they deploy the broadband infrastructure. Demand for Ditech's voice enhancement and echo cancellation products, used in building and improving the telecommunications systems, continued to grow.

The Fund had some disappointments as well, particularly in its apparel holdings. Tommy Hilfiger declined 68% in the first six months of 2000 and American Eagle Outfitters dropped 69% during the same period. In our opinion these stocks overcorrected in response to relatively small declines in sales volume. Sluggish consumer demand impacted the apparel sector as a whole. This reduced demand has been blamed on many factors, including everything from the weather to Alan Greenspan, but the most likely reason is the untimely response to changing consumer tastes. Occasionally retailers simply have poor seasons and this certainly has been one. In addition, the radio broadcasting sector was under considerable pressure during the first half of the year. Interest rate hikes and high valuations contributed to the sell-off of the radio stocks despite their strong operating performance. As a result, smaller broadcasters like Cumulus Media and Citadel Communications declined 82% and 46%, respectively.

Going forward, while we expect the pace of economic growth to moderate somewhat because of higher interest rates, we believe the long-term environment in the equity markets will remain favorable, despite the inevitable short-term volatility. As we were designing the Citizens Small Cap Index, researching the vast small-cap universe over the past year, we have been truly impressed with the remarkable number of promising businesses, concepts and technologies. Such exceptional breadth of innovation historically epitomizes any time of rapid economic change, including the one we are currently experiencing. This is why we are particularly optimistic about the prospects of the current and future companies in the Citizens Small Cap Index.

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[PHOTO]

Lilia Clemente

Lead manager of the Citizens Global Equity Fund management team since its inception, February 1994.

Managers' Comments -- Citizens Global Equity Fund

Objective: Capital appreciation. The Ground Rules: Invests primarily in common stocks of both domestic and foreign companies with a plan to allocate more than half the assets to foreign markets, in most circumstances in a minimum of three countries. To reduce risk, the Fund cannot invest more than 25% in emerging markets. The Results: Total return for the twelve-month period ended June 30, 2000 for the Standard Class shares was 53.27%. The Financial Times World Index twelve-month return for the period ended June 30, 2000 was 12.49%. Total return for the period ended June 30, 2000 since inception for the Institutional Class shares (11/1/99) and for the Administrative Class shares (2/4/00) was 32.55% and -10.25%, respectively. The Financial Times World Index return was 8.34% and 0.66% for the same time periods.

The Citizens Global Equity Fund, Standard Class shares posted an impressive return of 53.27% for the twelve-months ended June 30, 2000, beating its benchmark, the Financial Times World Index, which increased 12.49% for the same period. The Fund's Standard Class shares performance earned it a ranking of 8 out of 255 global funds for the

Citizens Global Equity Fund, Standard Class Shares

Growth of a $10,000 investment in the Citizens Global Equity Fund, Standard Class Shares, since February 8, 1994 (inception date), with dividends and capital gains reinvested, compared to the FT World Index.

                                [GRAPHIC OMITTED]

Average Annual Return for the periods ended June 30, 2000
One Year, 53.27%
Five Year, 25.58%
Since Inception 2/8/94, 20.89%

Citizens Global Equity Fund,
Standard Class Shares - $33,630

FT World Index - $22,232

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that recent returns were primarily achieved during favorable market conditions. Despite this outstanding record, investors should note that the Fund's short-term performance is highly unusual and unlikely to be sustained.

                               Managers' Comments -- Citizens Global Equity Fund

one year ended June 30, 2000, according to Lipper, Inc., a well-known mutual fund rating company. For the five-year period, the Fund ranked 8, beating 91% of all 106 funds.

In the final quarter of 1999 we saw an unusual scale of liquidity worldwide as central banks throughout the world prepared to counter any Y2K related problems. This excess liquidity was channeled into the financial markets after the Y2K threats subsided, resulting in a surge in the leading stock markets worldwide. However, the year-end peak was short-lived, and markets substantially retreated late in the first quarter of the new year.

The new economy stocks that propelled major indices to all-time highs took the brunt of the selling as concerns over valuations emerged. The Nasdaq Composite Index declined 37% from its top in March to the bottom in May. Attention switched back to the "old economy" companies with attractive valuations, with energy, food and beverage, and health care stocks delivering the best

Citizens Global Equity Fund, Institutional Class Shares

Growth of a $1,000,000 investment in the Citizens Global Equity Fund, Institutional Class Shares since November 1, 1999 (inception date), with dividends and capital gains reinvested, compared to the FT World Index.

                                [GRAPHIC OMITTED]

Total Return for the period ended June 30, 2000
Since Inception 11/1/99, 32.55%

Citizens Emerging Growth Fund,
Institutional Class Shares - $1,325,500

FT World Index - $1,083,400

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Minimum investment in this share class is $1,000,000. Investors should also be aware that recent returns were primarily achieved during favorable market conditions. Despite this outstanding record, investors should note that the Fund's short-term performance is highly unusual and unlikely to be sustained.

[PHOTO]

Sevgi Ipek

Portfolio manager of the Citizens Global Equity Fund since February 1995.

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Managers' Comments -- Citizens Global Equity Fund

performance in the first half of 2000. The underachievers were many of the former "glamour stocks" in the technology, media and telecommunications sectors.

Indeed, global investors faced a very challenging environment in the first half of 2000. Volatility increased as investors rotated sectors in response to concerns of inflation, strong U.S. growth and the improving economic environments in Europe, Asia and Latin America. In Europe, the Bank of England led the defensive charge against inflation, relentlessly raising rates until February. Faced with the added pressure of a weak currency, the European Central Bank culminated a series of 25 basis point rate hikes with the final 50 basis point hike in May. Japan's 10% annualized recovery rate topped out -- a welcome recovery to both capital and consumer spending. And the Asian emerging markets suffered some of their biggest losses this year, as risk-averse investors withdrew funds from the region.

During this volatile market environment, we remained committed to our bottom-up stock selection strategy of identifying companies with strong fundamentals that are well-positioned to improve their earnings prospects. We did, however, move into a more defensive posture in the first half of 2000, increasing our cash holdings to allow us to respond more quickly to changing market conditions. With respect to the Fund's equity holdings, Vestas Wind Systems in Denmark was one of our strongest performers, with a return of 119% during the first six months of 2000. The world leader in wind energy, Vestas is the main beneficiary of government-driven efforts to promote renewable energies as part of many countries' restructured electricity industries. Finland-based Aldata Solutions was another winner, returning 97% in the first six months of 2000. Aldata develops m-commerce software that allows users to make purchases over a mobile phone. Mobile penetration in Europe is just under 55% -- much higher than the current PC penetration -- and is expected to grow significantly over the next few years.

Most of the Fund's laggards were concentrated in Asia where, after last year's strong run up, stocks have succumbed to profit taking. Citizens Global Equity Fund, Standard Class shares lost 2.72% in the six-month period ended June 30, 2000, compared with a 2.28% drop in the Financial Times World Index. Our significant underperformers were Seven Eleven Japan (-45%), Singapore-based Natsteel Electronics (-39%) and Korea Telecom (-36%).

Dynamic change in the form of cyclical recovery and secular technological change is underway in the global economy. We expect lower volatility in financial markets, moderation of U.S. consumer

                               Managers' Comments -- Citizens Global Equity Fund

spending, and a peak in economic growth. Consequently, we are strategically underweighting U.S. consumer sectors and favor the interest sensitive financials and utilities sectors, as well as quality technology stocks, health care and biotech.

Looking forward into the second half of 2000, the prospect of an economic slowdown has some compensating effects. Earnings growth forecasts are being scaled back, but lower bond yields should provide support to stock valuations. The consensus is that short-term interest rates have peaked in the United States, though not yet in Europe, where weakness in the Euro is posing some risks for further inflationary pressure due to the higher cost of imports. The U.S. economy appears to have slowed smoothly, but questions remain as to how long the slowdown will last.

[PHOTO]

Gail Seneca

Lead manager of the Citizens Income Fund management team since November 1993.

Managers' Comments -- Citizens Income Fund

Objective: Generate current income and pay a dividend each month. The Ground
Rules: Invests at least 65% of Fund assets in taxable bonds rated at least "investment grade." Up to 35% of Fund assets may be invested in non-investment grade securities. The Results: Total return for the twelve-month period ended June 30, 2000 was 3.35%. The Lehman U.S. Aggregate Index returned 4.57% for the same time period.

The Citizens Income Fund returned 3.35% for the twelve-month period ended June 30, 2000, compared to a 4.57% increase for the benchmark Lehman U.S. Aggregate Index for the same period. The Fund's underperformance was due in part to unusual events in the bond market over the period, which caused Treasury bonds to outperform all other bonds. The Citizens Income Fund does not invest in Treasury securities, due to its social screening policies; therefore, we were unable to take advantage of this dynamic. However, we employed a number of strategies to counter this trend and the Fund's performance

Citizens Income Fund, Standard Class Shares

Growth of a $10,000 investment in the Citizens Income Fund, Standard Class Shares, since June 10, 1992 (inception date), with dividends and capital gains reinvested, compared to the Lehman U.S. Aggregate Index.

                                [GRAPHIC OMITTED]

Average Annual Return for the periods ended June 30, 2000
One Year, 3.35%
Five Year, 5.86%
Since Inception 6/10/92, 6.25%

Citizens Income Fund,
Standard Class Shares - $16,307

Lehman U.S. Aggregate Index - $15,973

Past performance is not indicative of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      Managers' Comments -- Citizens Income Fund

bounced back later in the fiscal year. Indeed, in the quarter ended June 30, 2000, the Citizens Income Fund returned 1.99%, ranking 19, outperforming 93% of all 298 intermediate-term investment grade debt funds, according to Lipper, Inc., a well-known mutual fund rating company. For the five-year period, the Fund ranked 23 out of 51 funds.

The macroeconomic environment in the past year ending June 30, 2000, was a difficult one, as the Federal Open Market Committee (Fed) increased short term rates 1.50%. Also during this period, the U.S. Treasury announced that it would buy back longer dated Treasury securities. The Treasury buyback and the government's reduced need for financing going forward, especially in longer maturity bonds, resulted in lower Treasury yields with 30-year yields falling below shorter-term yields. Thus, a strong performance in long maturity Treasuries occurred even as the overall environment for bonds grew increasingly difficult due to Fed actions.

As a result, Treasuries outperformed most other sectors. Our strategy during this unusual period was to increase the Fund's weighting in mortgage-backed securities in order to take advantage of the higher quality and high, stable income streams offered by this sector. Mortgage-backed securities performed relatively well as they typically do when rates are rising. The Fund also benefited from reducing Government Agency market exposure earlier this year. Agency securities underperformed as investors became increasingly concerned about the sustainability of government support for these entities.

As of June 30, 2000, the Fund held 65% of its assets in corporate bonds and 25% in mortgage bonds and government agencies. We have made no major shifts over the fiscal year in average maturity and average quality with the Fund's weighting in high yield securities, which was 30% at year end.

These strategies paid off in our last fiscal quarter as the Fund's performance improved substantially relative to its peer group. Strong quarterly results were also attributable to security selection as the Fund experienced one favorable tender (U.S. Home) and a potential upgrade or tender due to a pending acquisition (Primark Corp). Also, positions in the telecommunications sector, such as Nextel and Global Crossing, performed strongly.

The interest rate environment may remain mildly negative in the near term if the Fed hikes rates again. There are indications that economic growth may be slowing, however, which could forestall aggressive Fed action. Once the Federal Reserve is thought to have completed this tightening cycle, bond yields should fall with corporate and mortgage yields falling most. The Citizens Income Fund is very well-positioned to benefit from the potential for declining yields in non-Treasury sectors, which would have a positive effect on the Fund.

[PHOTO]

Susan Kelly

Lead manager of the Working Assets Money Market Fund management team since March 2000.

Managers' Comments -- Working Assets Money Market Fund

Objective: Current income consistent with safety and liquidity. The Ground
Rules: Invests in liquid short-term money market instruments, while maintaining an average maturity of 90 days or less. The Results: Total return for the twelve-month period ended June 30, 2000 for the Standard and Institutional Class shares was 4.67% and 5.04%, respectively.

The money market environment has changed quite significantly over the past year. The Federal Reserve moved from a neutral bias and a Fed funds rate of 5.00% to an inflationary bias and a Fed funds rate of 6.50%. A rate increase of this magnitude in one year has not occurred since 1994. Also of interest during this timeframe was the transformation of the Treasury yield curve from a normal upward-sloping curve to an inverted downward sloping curve, meaning that longer term Treasuries were yielding less than short term issues. This unusual condition was prompted by a flight to quality and continued news of shortened supply in the long end of the curve.

Our strategy during this period was to shorten the Fund's maturity to be better positioned for further rate increases. The weighted average maturity of the Fund on June 30, 2000, was 30 days, down from 46 days six months earlier and 60 days one year ago. For the twelve-month period ended June 30, 2000, the Working Assets Money Market Fund, Standard Class shares returned 4.67%. Institutional Class shares returned 5.04% for the same period. Not surprisingly given the higher rate environment, the return of the last six months of the Fund's fiscal year outpaced the first six months as the Standard Class shares were up 2.48% for the six months ended June 30, 2000, vs. 2.14% for the six months ended December 31, 1999. In addition to the change in maturity structure, we have added a number of asset backed commercial paper issues to the portfolio, which have higher yields but also fit our parameters of safety and liquidity.

The Fed seems to be on hold until officials determine if their tightening monetary policy has proven effective and slowed the U.S. economy. We feel that this tightening bias could continue into next year. For one thing, we have an upcoming presidential election that could change the financial environment. Each party is touting fiscal stimulus, one via tax cuts and the other emphasizing new spending initiatives. Either way, interest rates are apt to come under pressure as the Fed tries to neutralize the impact on economic growth.

Another reason we could continue to see restrictive monetary policy is that the Fed has consistently pointed to three indicators as reasons

                          Managers' Comments -- Working Assets Money Market Fund

for hikes and we believe none has softened substantially enough to think the Fed is done: domestic growth is strong as real Gross Domestic Product continues to increase at a 5.00% annualized rate; the labor market is still very tight with an unemployment rate of 4.00%; and growth continues abroad.

Going forward, we currently plan to extend the length of the maturities we hold but with an eye on upcoming Fed meetings. We will assess the value of the money market curve given the current scenario of short-term interest rates and continue to target maturities where we find value. Our goal, as always, is to provide safety, liquidity and yield to our shareholders.

Statement of Investments -- June 30, 2000

Citizens Index Fund

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Equities 99.33%

Auto Parts & Equipment 0.01%
      9,400         Cooper Tire & Rubber Co.                  $    104,575
                                                              ------------
                                                                   104,575
Chemicals 0.26%
     29,500         Air Products & Chemicals Inc.                  908,969
     15,550         Engelhard Corp.                                265,322
     20,400         Praxair Inc.                                   763,725
     11,500         Sigma-Aldrich Corp.                            336,375
                                                              ------------
                                                                 2,274,391
Commercial Services & Equipment 1.35%
      7,033         ACNielsen Corp.                                154,726 (b)
     93,543         Cendant Corp.                                1,309,602 (b)
     27,000         Concord EFS Inc.                               702,000 (b)
     20,000         Convergys Corp.                              1,037,500 (b)
      9,200         Deluxe Corp.                                   216,775
      8,700         DeVry Inc.                                     230,006 (b)
     20,600         Dun & Bradstreet Corp.                         589,675
     12,900         H & R Block Inc.                               417,638
     10,200         Herman Miller Inc.                             263,925
     35,684         McKesson HBOC Inc.                             747,134
     48,075         Paychex Inc.                                 2,019,150
     33,000         Pitney Bowes Inc.                            1,320,000
     23,000         Robert Half International Inc.                 655,500 (b)
     12,600         Viad Corp.                                     343,350
     85,700         Xerox Corp.                                  1,778,275
                                                              ------------
                                                                11,785,256
Computers 17.53%
     44,850         3Com Corp.                                   2,584,481 (b)
     12,800         Adaptec Inc.                                   291,200 (b)
     42,200         Apple Computer Inc.                          2,210,225 (b)
    897,900         Cisco Systems Inc.                          57,072,769 (b)
    218,885         Compaq Computer Corp.                        5,595,248
    332,100         Dell Computer Corp.                         16,376,681 (b)
     59,900         Electronic Data Systems Corp.                2,470,875
    280,400         EMC Corp.                                   21,573,275
      7,000         Extreme Networks Inc.                          738,500 (b)
     15,000         Foundry Networks Inc.                        1,650,000 (b)
    129,000         Hewlett-Packard Co.                         16,108,875
     16,300         Lexmark International Group Inc.             1,096,175 (b)
     18,000         MarchFIRST Inc.                                328,500 (b)


22             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Computers (cont'd)
      5,000         RSA Security Inc.                         $    346,250 (b)
      9,000         Sandisk Corp.                                  550,687 (b)
     22,800         Silicon Graphics Inc.                           85,500 (b)
    205,000         Sun Microsystems Inc.                       18,642,187 (b)
      9,400         Synopsys Inc.                                  324,887 (b)
     40,000         Unisys Corp.                                   582,500 (b)
     50,025         Veritas Software Corp.                       5,653,607 (b)
                                                              ------------
                                                               154,282,422
Construction & Housing 0.17%
      7,100         Centex Corp.                                   166,850
     17,000         Clayton Homes Inc.                             136,000
     57,400         Masco Corp.                                  1,036,787
      5,300         Pulte Corp.                                    114,613
                                                              ------------
                                                                 1,454,250
Consumer Durables 0.05%
      1,755         Harman International Industries Inc.           107,055
      9,900         Maytag Corp.                                   365,063
                                                              ------------
                                                                   472,118
Consumer Products - Miscellaneous 0.25%
      7,800         American Greetings Corp.                       148,200
     14,600         Avery Dennison Corp.                           980,025
     34,056         Newell Rubbermaid Inc.                         876,942
      7,300         Tupperware Corp.                               160,600
                                                              ------------
                                                                 2,165,767
Electronics 14.71%
     19,900         Advanced Micro Devices Inc.                  1,537,275 (b)
     58,582         Agilent Technologies Inc.                    4,320,422 (b)
     26,200         Altera Corp.                                 2,670,762 (b)
     24,700         American Power Conversion Corp.              1,008,069 (b)
    104,000         Applied Materials Inc.                       9,425,000 (b)
     28,000         Atmel Corp.                                  1,032,500 (b)
      6,100         Avnet Inc.                                     361,425
     22,000         AVX Corp.                                      504,625
     15,400         Broadcom Corp.                               3,371,637 (b)
      7,000         Burr Brown Corp.                               606,812 (b)
     28,000         Conexant Systems Inc.                        1,361,500 (b)
    432,100         Intel Corp.                                 57,766,369
     24,000         Jabil Circuit Inc.                           1,191,000 (b)
     24,400         KLA-Tencor Corp.                             1,428,925 (b)


               See Accompanying Notes to Financial Statements                 23

Statement of Investments -- June 30, 2000

Number of Shares                                                    Value
(% of net assets)   Security Description                         (Note 1)
-------------------------------------------------------------------------------
Electronics (cont'd)
     40,000         Linear Technology Corp.                  $  2,557,500
     39,600         LSI Logic Corp.                             2,143,350 (b)
     10,000         Microchip Technology Inc.                     582,656 (b)
     71,200         Micron Technology Inc.                      6,270,050
      5,700         Millipore Corp.                               429,637
     25,450         Molex Inc.                                  1,224,781
     26,400         PE Corp-PE Biosystems Group                 1,739,100
     19,000         Sanmina Corp.                               1,624,500 (b)
     19,000         SCI Systems Inc.                              744,563 (b)
     76,600         Solectron Corp.                             3,207,625 (b)
     17,875         Symbol Technologies Inc.                      965,250
      6,250         Tektronix Inc.                                462,500
    211,800         Texas Instruments                          14,548,013
      7,700         Thomas & Betts Corp.                          147,263
     24,000         Vitesse Semiconductor Corp.                 1,765,500 (b)
      8,000         Waters Corp.                                  998,500 (b)
     41,400         Xilinx Inc.                                 3,418,088 (b)
                                                             ------------
                                                              129,415,197
Energy & Utilities 1.19%
     55,400         AES Corp.                                   2,527,625 (b)
     12,400         American Water Works Inc.                     310,000
     16,000         Calpine Corp.                               1,052,000 (b)
     20,000         Dynegy Inc.                                 1,366,250
     29,600         El Paso Energy Corp.                        1,507,750
     71,429         Energia Global International Limited,
                      Series A, Conv. Pfd.                        330,716 (b)(c)
      4,500         Idacorp Inc.                                  145,125
     10,800         MCN Energy Group Inc.                         230,850
      6,200         Nicor Inc.                                    202,275
      4,800         Peoples Energy Corp.                          155,400
      5,200         Philadelphia Suburban Corp.                   106,600
      5,000         United Water Resources Inc.                   174,375
     40,000         Vulcan Power Company, Class A                       0 (b)(c)
     56,400         Williams Companies Inc.                     2,351,175
                                                             ------------
                                                               10,460,141
Finance & Insurance 12.99%
     11,950         A.G. Edwards Inc.                             466,050
    172,700         American Express Co.                        9,001,988
     32,486         American General Corp.                      1,981,646
     22,000         Ameritrade Holding Corp.                      255,750 (b)
     50,000         AmSouth BanCorp.                              787,500
     33,400         AON Corp.                                   1,037,488
    148,750         Banc One Corp.                              3,951,172
     94,800         Bank of New York Company Inc.               4,408,200


24             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Finance & Insurance (cont'd)
     44,900         BB&T Corp.                                $  1,071,988
     25,000         Capital One Financial Corp.                  1,115,625
    175,925         Charles Schwab Corp.                         5,915,478
     27,270         Charter One Financial Inc.                     627,210
     22,900         Chubb Corp.                                  1,408,350
    436,000         Citigroup Inc.                              26,269,000
     20,050         Comerica Inc.                                  899,744
     15,100         Countrywide Credit Industries Inc.             457,719
     36,400         E*TRADE Group Inc.                             600,600 (b)
    129,700         Fannie Mae                                   6,768,719
     39,500         Fifth Third Bancorp                          2,498,375
    126,138         Firstar Corp.                                2,656,782
     90,000         Freddie Mac                                  3,645,000
     20,200         Golden West Financial Corp.                    824,413
      9,000         Goldman Sachs Group Inc.                       853,875
     28,100         Hartford Financial Services Group Inc.       1,571,844
     60,800         Household International Inc.                 2,527,000
     29,722         Huntington Bancshares Inc.                     469,979
      4,191         Investment Technology Group Inc.               178,379
     13,150         Jefferson-Pilot Corp.                          742,153
     56,300         KeyCorp                                        992,288
     16,000         Knight Trading Group Inc.                      477,000 (b)
     16,000         Lehman Brothers Holdings Inc.                1,513,000
      1,000         M & T Bank Corp.                               450,000
     13,200         Marshall & Ilsley Corp.                        547,800
     12,600         MBIA Inc.                                      607,163
    103,312         MBNA Corp.                                   2,802,338
     63,000         Mellon Financial Corp.                       2,295,563
     13,600         MGIC Investment Corp.                          618,800
     78,700         National City Corp.                          1,342,819
     29,000         Northern Trust Corp.                         1,886,813
     37,900         PNC Financial Services Group Inc.            1,776,562
      9,800         Progressive Corp.                              725,200
     18,100         Providian Financial Corp.                    1,629,000
     28,300         Regions Financial Corp.                        562,462
     11,000         Reliastar Financial Corp.                      576,812
     16,200         Safeco Corp.                                   321,975
     20,000         SLM Holding Corp.                              748,750
     27,144         St. Paul Companies Inc.                        926,289
     21,100         State Street Corp.                           2,237,919
     39,300         Suntrust Banks Inc.                          1,795,518
     36,000         Synovus Financial Corp.                        634,500
     96,800         U.S. Bancorp                                 1,863,400
     31,100         UnumProvident Corp.                            623,943
     25,700         Wachovia Corp.                               1,394,224
     70,434         Washington Mutual Inc.                       2,033,781
                                                              ------------
                                                               114,375,946


               See Accompanying Notes to Financial Statements                 25

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Food & Beverages 5.10%
     35,500         Bestfoods                                 $  2,458,375
     55,100         Campbell Soup Co.                            1,604,788
    319,900         The Coca-Cola Co.                           18,374,256
     38,100         General Mills Inc.                           1,457,325
      5,500         Hannaford Brothers Co.                         395,313
     45,300         H.J. Heinz Co.                               1,981,875
     17,700         Hershey Foods Corp.                            858,450
     52,200         Kellogg Co.                                  1,552,950
    107,500         Kroger Co.                                   2,371,719 (b)
      8,550         McCormick & Co. Inc.                           277,875
      6,600         Nabisco Holdings Corp.                         346,500
    185,700         Pepsico Inc.                                 8,252,044
     17,400         Quaker Oats Co.                              1,307,175
     17,300         SUPERVALU INC.                                 329,781
     42,600         Sysco Corp.                                  1,794,525
      4,387         Tootsie Roll Industries Inc.                   153,545
     17,700         Whitman Corp.                                  219,037
     14,600         Wm. Wrigley Jr. Co.                          1,170,737
                                                              ------------
                                                                44,906,270
Forest Products & Paper 0.05%
     11,600         Consolidated Papers Inc.                       424,125
                                                              ------------
                                                                   424,125
Health Care & Personal Care 2.26%
     30,900         Avon Products Inc.                           1,375,050
     32,200         Becton, Dickinson & Co.                        923,738
     15,100         Biomet Inc.                                    580,406
     52,700         Boston Scientific Corp.                      1,156,106 (b)
    134,700         Gillette Co.                                 4,706,081
     39,300         Guidant Corp.                                1,945,350 (b)
      4,800         Idexx Laboratories Inc.                        109,800 (b)
      4,100         Invacare Corp.                                 107,625
    154,338         Medtronic Inc.                               7,687,962
     10,500         St. Jude Medical Inc.                          481,688 (b)
      4,500         Trigon Healthcare Inc.                         232,031 (b)
      7,900         WellPoint Health Networks Inc.                 572,256 (b)
                                                              ------------
                                                                19,878,093


26             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Machines & Tools 0.25%
     29,800         Deere & Co.                               $  1,102,600
      7,700         Snap-On Inc.                                   205,013
      4,397         SPX Corp.                                      531,762 (b)
     11,400         The Stanley Works                              270,750
      3,000         Tecumseh Products Co.                          114,562
                                                              ------------
                                                                 2,224,687
Media 6.08%
     27,700         AMFM Inc.                                    1,911,300 (b)
     44,100         Clear Channel Communications Inc.            3,307,500 (b)
     11,000         CNET Networks Inc.                             270,187 (b)
    115,700         Comcast Corp.                                4,685,850 (b)
     11,400         Dow Jones & Co Inc.                            835,050
      9,900         E.W. Scripps Co.                               487,575
      9,600         Harcourt General Inc.                          522,000
     14,000         Hispanic Broadcasting Corp.                    463,750 (b)
     50,000         Infinity Broadcasting Corp.                  1,821,875 (b)
     25,000         McGraw-Hill Companies Inc.                   1,350,000
     79,000         MediaOne Group Inc.                          5,238,786 (b)
      7,000         Meredith Corp.                                 236,250
     22,400         New York Times Co.                             884,800
     23,000         Omnicom Group Inc.                           2,048,437
    169,700         Time Warner Inc.                            12,897,200
     20,000         Tribune Co.                                    700,000
     10,000         UnitedGlobalCom Inc.                           467,500 (b)
     13,100         Univision Communications Inc.                1,355,850 (b)
    196,600         Viacom Inc.                                 13,405,663 (b)
      1,400         Washington Post Co.                            669,200
                                                              ------------
                                                                53,558,773
Metal Fabricate & Hardware 0.03%
      7,800         Timken Co.                                     145,275
     11,200         Worthington Industries Inc.                    117,600
                                                              ------------
                                                                   262,875
Manufacturing - Miscellaneous 0.26%
     39,000         Illinois Tool Works                          2,223,000
      5,200         National Service Industries Inc.               101,400
                                                              ------------
                                                                 2,324,400


               See Accompanying Notes to Financial Statements                 27

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Pharmaceuticals 5.94%
     12,800         Alza Corp.                                $    756,800 (b)
    132,200         Amgen Inc.                                   9,287,050 (b)
     18,700         Biogen Inc.                                  1,206,150 (b)
     23,300         Chiron Corp.                                 1,106,750 (b)
     11,000         Forest Laboratories Inc.                     1,111,000 (b)
      7,000         Human Genome Sciences Inc.                     933,625 (b)
      4,000         ImClone Systems Inc.                           305,750 (b)
     65,000         Immunex Corp.                                3,213,438 (b)
    297,000         Merck & Co., Inc.                           22,757,625
     16,200         Mylan Laboratories Inc.                        295,650
    189,500         Schering-Plough Corp.                        9,569,750
     10,500         Sealed Air Corp.                               549,938 (b)
     13,001         Sonoco Products Co.                            267,333
     13,000         Sybron International Corp.                     257,563 (b)
     12,100         Watson Pharmaceuticals Inc.                    650,374 (b)
                                                              ------------
                                                                52,268,796
Real Estate Investment & Management 0.02%
      8,800         Rouse Co.                                      217,800
                                                              ------------
                                                                   217,800
Recreation & Entertainment 0.36%
      9,800         Callaway Golf Co.                              159,863
     38,800         Harley-Davidson Inc.                         1,493,800
     22,150         Hasbro Inc.                                    333,634
     54,775         Mattel Inc.                                    722,345
     16,400         Sabre Group Holdings Inc.                      467,400
                                                              ------------
                                                                 3,177,042
Retail 5.07%
     18,000         Bed Bath & Beyond Inc.                         652,500 (b)
     26,300         Best Buy & Co., Inc.                         1,663,475 (b)
     57,400         Costco Wholesale Corp.                       1,894,200 (b)
     50,600         CVS Corp.                                    2,024,000
     16,200         Darden Restaurants Inc.                        263,250
     42,596         Dollar General Corp.                           830,622
     27,000         Federated Department Stores Inc.               911,250 (b)
    110,237         The Gap Inc.                                 3,444,906
    299,100         Home Depot Inc.                             14,936,306
      9,000         Ingram Micro Inc.                              156,938 (b)


28             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Retail (cont'd)
     64,000         Intimate Brands Inc.                      $  1,264,000
     33,700         J.C. Penney Co., Inc.                          621,344
     41,800         Kohls Corp.                                  2,325,125 (b)
     55,600         Limited Inc.                                 1,202,350
      7,200         Liz Claiborne Inc.                             253,800
     49,400         Lowe's Companies Inc.                        2,028,488
     43,050         May Department Stores Co.                    1,033,200
     17,000         Nordstrom Inc.                                 410,125
     24,400         Radioshack Corp.                             1,155,950
     62,500         Staples Inc.                                   960,937 (b)
     23,400         Starbucks Corp.                                893,587 (b)
      9,000         Tiffany & Co.                                  607,500
     39,100         The TJX Companies Inc.                         733,125
     17,000         Venator Group Inc.                             174,250 (b)
    129,900         Walgreen Co.                                 4,181,156
                                                              ------------
                                                                44,622,384
Software 10.55%
     15,600         Adobe Systems Inc.                           2,028,000
    296,800         America Online Inc.                         15,656,200 (b)
     80,700         Automatic Data Processing Inc.               4,322,494
     31,700         BMC Software Inc.                            1,156,555 (b)
     31,300         Cadence Design Systems Inc.                    637,738 (b)
     23,000         Citrix Systems Inc.                            435,563 (b)
     76,212         Computer Associates International Inc.       3,901,102
     47,000         Compuware Corp.                                487,625 (b)
     38,800         IMS Health Inc.                                698,400
     25,600         Intuit Inc.                                  1,059,200 (b)
     14,000         J.D. Edwards & Co.                             210,875 (b)
     11,000         Legato Systems Inc.                            166,375 (b)
      6,000         Macromedia Inc.                                580,125 (b)
    679,800         Microsoft Corp.                             54,384,000 (b)
     18,274         Network Associates Inc.                        372,333 (b)
     34,000         Parametric Technology Corp.                    374,000 (b)
     34,200         Peoplesoft Inc.                                572,850 (b)
     11,000         Rational Software Corp.                      1,022,313 (b)
      3,900         Shared Medical Systems Corp.                   284,456
     25,400         Siebel Systems Inc.                          4,154,487 (b)
     25,000         Total System Services Inc.                     396,875
                                                              ------------
                                                                92,901,566


               See Accompanying Notes to Financial Statements                 29

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Telecommunication Equipment & Services 14.51%
     43,800         ADC Telecommunications Inc.               $  3,673,725 (b)
     10,000         Advanced Fibre Communications Inc.             453,125 (b)
     41,000         Alltel Corp.                                 2,539,438
     19,300         American Tower Corp.                           804,569 (b)
    199,900         Bell Atlantic Corp.                         10,157,419
    242,600         BellSouth Corp.                             10,340,825
     20,000         Comverse Technology Inc.                     1,860,000 (b)
     74,900         Cox Communications Inc.                      3,412,631 (b)
     19,450         Crown Castle International Corp.               709,925 (b)
      7,000         Harmonic Inc.                                  173,250 (b)
    420,013         Lucent Technologies Inc.                    24,885,770
     74,000         McLeodUSA Inc.                               1,530,875 (b)
     98,000         Nextel Communications Inc.                   5,996,375 (b)
     18,000         NTL Inc.                                     1,077,750 (b)
      8,000         Powerwave Technologies Inc.                    352,000 (b)
     95,600         Qualcomm Inc.                                5,736,000 (b)
     97,900         Qwest Communications International Inc.      4,864,406 (b)
     10,600         RF Micro Devices Inc.                          928,825 (b)
    439,264         SBC Communications Inc.                     18,998,168
     21,000         Scientific-Atlanta Inc.                      1,564,500
    118,000         Sprint Corp. (PCS Group)                     7,021,000 (b)
      4,300         Teligent Inc.                                  101,588 (b)
     52,600         Tellabs Inc.                                 3,599,812 (b)
    369,878         WorldCom Inc.                               16,968,153 (b)
                                                              ------------
                                                               127,750,129
Transportation 0.34%
     37,060         FedEx Corp.                                  1,408,280 (b)
     64,537         Southwest Airlines Co.                       1,222,169
      6,100         UAL Corp.                                      354,944
                                                              ------------
                                                                 2,985,393
                                                              ------------
Total Equities (Cost $556,066,846)                            $874,292,396


30             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Par Amount                                                Maturity       Value
($ Denominated)  Security Description            Coupon   Date        (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 0.39%

$ 3,433,000      Repurchase Agreement with
                 State Street Bank & Trust Co.
                 Dated 06/30/00 due 07/03/00,
                 collateralized by $3,435,000
                 Freddie Mac, 7.00% due
                 08/28/01 (Market Value of
                 collateral is $3,503,000)
                 (Cost $3,433,000)               6.000%   07/03/00  $  3,433,000
                                                                    ------------
Total Investments (Cost $559,499,846) 99.72% (a)                    $877,725,396

Other assets, less liabilities 0.28%                                   2,473,260
                                                                    ------------
Net Assets 100%                                                     $880,198,656
                                                                    ============

(a) For Federal income tax purposes, cost is $565,000,142 and appreciation/(depreciation) is as follows:

      Unrealized appreciation:           $  347,501,621
      Unrealized depreciation:               34,776,367
      --------------------------------------------------------------------------
      Net unrealized appreciation:          312,725,254

(b)   Non-income producing security.

(c) On June 30, 2000, the Fund owned the following restricted securities constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:

      Description                             Acquisition Date   Cost              Value
      ----------------------------------------------------------------------------------
      Energia Global International Limited,
      Series A Conv. Pfd.                     March 3, 1995      $  250,000    $ 330,716
      Vulcan Power Company, Class A           March 3, 1995         300,000            0


              See Accompanying Notes to Financial Statements                  31

Statement of Investments -- June 30, 2000

Citizens Emerging Growth Fund

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Equities 93.65%

Commercial Services 3.72%
    288,960         Convergys Corp.                          $  14,989,800 (b)
                                                             -------------
                                                                14,989,800
Computers 8.56%
    147,700         Extreme Networks Inc.                       15,582,350 (b)
  1,147,020         Maxtor Corp.                                12,115,399 (b)
    110,700         Sandisk Corp.                                6,773,455 (b)
                                                             -------------
                                                                34,471,204
Consumer Products - Miscellaneous 3.14%
    188,500         Avery Dennison Corp.                        12,653,063
                                                             -------------
                                                                12,653,063
Electronics 22.42%
    325,000         Atmel Corp.                                 11,984,375 (b)
    125,160         Chartered Semiconductor
                      Manufacturing Ltd.                        11,264,400
    265,700         Credence Systems Corp.                      14,663,319 (b)
    312,840         Fairchild Semiconductor
                      International Inc.                        12,670,020 (b)
    218,380         LSI Logic Corp.                             11,819,817 (b)
    232,500         Millipore Corp.                             17,524,688
    181,100         Sawtek Inc.                                 10,424,569 (b)
                                                             -------------
                                                                90,351,188
Energy & Utilities 2.79%
    164,200         Dynegy Inc.                                 11,216,913
                                                             -------------
                                                                11,216,913
Finance & Insurance 6.03%
    250,000         Capital One Financial Corp.                 11,156,250
    288,640         MGIC Investment Corp.                       13,133,120
                                                             -------------
                                                                24,289,370
Machines & Tools 7.74%
    253,700         Kulicke & Soffa Industries Inc.             15,063,438 (b)
    133,330         SPX Corp.                                   16,124,596 (b)
                                                             -------------
                                                                31,188,034


32             See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Pharmaceuticals 0.66%
     35,840         Medimmune Inc.                           $   2,652,160 (b)
                                                             -------------
                                                                 2,652,160
Retail 9.66%
    387,400         Brinker International Inc.                  11,331,450 (b)
    734,800         Limited Inc.                                15,890,050
    432,000         Linens 'n Things Inc.                       11,718,000 (b)
                                                             -------------
                                                                38,939,500
Software 10.12%
    133,230         Alteon Websystems Inc.                      13,331,327 (b)
    252,700         Intuit Inc.                                 10,455,463 (b)
    148,300         Mercury Interactive Corp.                   14,348,025 (b)
    130,720         Network Associates Inc.                      2,663,420 (b)
                                                             -------------
                                                                40,798,235
Telecommunication Equipment & Services 18.81%
    294,580         Aspect Communications Corp.                 11,580,676 (b)
    158,380         Copper Mountain Networks Inc.               13,957,238 (b)
    298,140         Crown Castle International Corp.            10,882,110
    198,300         Nextel Partners Inc.                         6,457,144 (b)
    211,900         Powerwave Technologies Inc.                  9,323,600 (b)
    170,550         Scientific-Atlanta Inc.                     12,705,974
    384,160         Spectrasite Holdings Inc.                   10,900,540 (b)
                                                             -------------
                                                                75,807,282
                                                             -------------
Total Equities (Cost $320,517,882)                             377,356,749


                 See Accompanying Notes to Financial Statements               33

Statement of Investments -- June 30, 2000

Par Amount                                               Maturity         Value
($ Denominated)  Security Description            Coupon  Date          (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 12.03%
$48,479,000      Repurchase Agreement with
                 State Street Bank & Trust Co.
                 Dated 06/30/00 due 07/03/00,
                 collateralized by $50,140,000
                 Freddie Mac, 5.40% due
                 11/17/03 (Market Value of
                 collateral is $49,450,575)
                 (Cost $48,479,000)              6.000%  07/03/00  $ 48,479,000
                                                                   ------------
Total Investments (Cost $368,996,882) 105.68% (a)                  $425,835,749

Liabilities in excess of other assets (5.68%)                       (22,873,969)
                                                                   ------------
Net Assets 100%                                                    $402,961,780
                                                                   ============

(a) For Federal income tax purposes, cost is $369,488,322 and appreciation/(depreciation) is as follows:

    Unrealized appreciation:           $   68,723,243
    Unrealized depreciation:               12,375,816
    ----------------------------------------------------------------------------
    Net unrealized appreciation:           56,347,427

(b) Non-income producing security.


34               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Citizens Small Cap Index Fund

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Equities 98.12%

Advertising 1.09%
       650          Catalina Marketing Corp.                    $   66,300 (b)
       550          Netcreations Inc.                               25,197 (b)
                                                                ----------
                                                                    91,497
Chemicals 0.61%
       970          Spartech Corp.                                  26,190
       820          Lilly Industries Inc.                           24,651
                                                                ----------
                                                                    50,841
Commercial Services & Equipment 11.60%
       310          Actrade International Ltd.                       6,355 (b)
       460          AHL Services Inc.                                2,817 (b)
       520          Albany Molecular Research Inc.                  28,307 (b)
       770          Ameripath Inc.                                   6,834 (b)
     2,670          Apollo Group Inc.                               74,760 (b)
       340          Career Education Corp.                          16,490 (b)
       400          Consolidated Graphics Inc.                       3,750 (b)
       240          Corvel Corp.                                     5,925 (b)
     1,020          Education Management Corp.                      18,424 (b)
     1,350          Fastenal Co.                                    68,344
       530          F.Y.I. Inc.                                     17,854 (b)
       730          Forrester Research Inc.                         53,153 (b)
       680          Global Imaging Systems Inc.                      7,140 (b)
       460          Hall Kinion & Associates Inc.                   15,324 (b)
     2,130          Hon Industries Inc.                             50,055
     2,350          Hooper Holmes Inc.                              18,800
     2,260          Interim Services Inc.                           40,115 (b)
     1,520          Labor Ready Inc.                                10,070 (b)
       500          Lason Inc.                                       1,250 (b)
       310          Meta Group Inc.                                  5,967 (b)
       410          Mobile Mini Inc.                                 9,046 (b)
     1,800          Nationsrent Inc.                                 6,862 (b)
       910          NCO Group Inc.                                  21,044 (b)
       280          New Horizons Worldwide Inc.                      6,506 (b)
       780          On Assignment Inc.                              23,790 (b)
       680          Personnel Group of America Inc.                  1,997 (b)
       645          Plexus Corp.                                    72,885 (b)
       800          Prepaid Legal Services Inc.                     23,900 (b)
     1,760          Profit Recovery Group International Inc.        29,260 (b)
     2,045          Quanta Services Inc.                           112,475 (b)
       630          Source Information Management Co.                9,608 (b)
       500          Startek Inc.                                    25,188 (b)
     1,480          Sylvan Learning Systems Inc.                    20,350 (b)
     1,390          Tetra Tech Inc.                                 31,796 (b)


                 See Accompanying Notes to Financial Statements               35

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Commercial Services & Equipment (cont'd)
     2,560          United Rentals Inc.                         $   43,840 (b)
       870          Watsco Inc.                                     10,875
     1,430          Wireless Facilities Inc.                        72,841 (b)
                                                                ----------
                                                                   973,997
Computers 9.66%
       350          4Front Technologies Inc.                         4,200 (b)
     1,820          Advanced Digital Info Corp.                     29,006 (b)
     1,760          Affiliated Computer Services Inc.               58,190 (b)
       750          Apex Inc.                                       32,813 (b)
       250          Aspeon Inc.                                      1,219 (b)
       560          autobytel.com inc.                               3,448 (b)
       695          Black Box Corp.                                 55,024 (b)
       430          Brooktrout Inc.                                  9,379 (b)
     1,340          Complete Business Solutions Inc.                23,534 (b)
       680          Cybex Computer Products Corp.                   29,240 (b)
     1,990          Electronics For Imaging Inc.                    50,372 (b)
       250          Hauppauge Digital Inc.                           2,422 (b)
     1,450          Henry (Jack) & Associates Inc.                  72,681
       820          InFocus Corp.                                   26,394 (b)
       970          Intervoice-Brite Inc.                            6,366 (b)
     2,550          IXL Enterprises Inc.                            36,975 (b)
       445          Kronos Inc.                                     11,570 (b)
       430          MCSI Inc.                                       11,126 (b)
       420          Media 100 Inc.                                  10,815 (b)
       410          Metro Information Services Inc.                  4,100 (b)
       610          Micros Systems Inc.                             11,323 (b)
     1,140          National Computer Systems Inc.                  56,145
       370          Performance Technologies Inc.                    3,145 (b)
     1,250          Polycom Inc.                                   117,617 (b)
       600          Radisys Corp.                                   34,050 (b)
       710          Smartdisk Corp.                                 19,525 (b)
       890          Visual Networks Inc.                            25,365 (b)
     1,060          XirCom Inc.                                     50,350 (b)
     1,130          Zomax Inc.                                      14,831 (b)
                                                                ----------
                                                                   811,225
Construction & Housing 0.59%
       370          EmCor Group Inc.                                 8,579 (b)
       670          Monaco Coach Corp.                               9,129 (b)
       260          National R.V. Holdings Inc.                      2,730 (b)
       640          NCI Building Systems Inc.                       12,960 (b)
       380          Nortek Inc.                                      7,505 (b)
       570          URS Corp.                                        8,693 (b)
                                                                ----------
                                                                    49,596


36               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Consumer Durables 1.55%
       250          American Woodmark Corp.                     $    5,125
     1,710          Blyth Inc.                                      50,445 (b)
       490          Central Garden & Pet Co.                         4,395 (b)
     1,400          Ethan Allen Interiors Inc.                      33,600
     1,140          Fossil Inc.                                     22,159 (b)
       400          Salton Inc.                                     14,750 (b)
                                                                ----------
                                                                   130,474
Electronics 13.21%
       400          Alpine Group Inc.                                2,700 (b)
       670          American XTAL Technology Inc.                   28,977 (b)
     1,060          Anadigics Inc.                                  36,106 (b)
     1,000          ATMI Inc.                                       46,500 (b)
       370          Bel Fuse Inc.                                    9,990 (b)
       920          C&D Technologies Inc.                           51,980
       430          California Amplifier Inc.                       19,672 (b)
       990          CTS Corp.                                       44,550
     2,135          Dallas Semiconductor Corp.                      87,001
       230          Diodes Inc.                                      9,861 (b)
       780          Dionex Corp.                                    20,865 (b)
       680          Elantec Semiconductor Inc.                      47,345 (b)
       950          Electro Scientific Industries Inc.              41,830 (b)
       400          Excel Technology Inc.                           20,125 (b)
       310          HI/FN Inc.                                      13,756 (b)
       400          Interlink Electronics Inc.                      16,750 (b)
       260          Intest Corp.                                     3,868 (b)
       695          Littelfuse Inc.                                 34,055 (b)
       345          Molecular Devices Corp.                         23,870 (b)
       400          Nanometrics Inc.                                16,475 (b)
       420          Pericom Semiconductor Corp.                     28,560 (b)
       780          PLX Technology Inc.                             32,370 (b)
     1,180          Power-One Inc.                                 134,446 (b)
     1,160          Semtech Corp.                                   88,722 (b)
     1,200          SLI Inc.                                        14,550
       580          Technitrol Inc.                                 56,188
     1,427          Transwitch Corp.                               110,147 (b)
     1,100          Varian Semiconductor Equipment
                      Associates Inc.                               69,094 (b)
                                                                ----------
                                                                 1,110,353
Environmental Control 0.33%
       530          Stericycle Inc.                                 12,720 (b)
       760          Waste Connections Inc.                          15,010 (b)
                                                                ----------
                                                                    27,730


                 See Accompanying Notes to Financial Statements               37

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Finance & Insurance 6.18%
       790          Affiliated Managers Group Inc.              $   35,945 (b)
     1,320          Arthur J. Gallagher & Co.                       55,440
     5,230          Banknorth Group Inc.                            80,084
     1,860          Cullen/Frost Bankers Inc.                       48,941
       420          E. W. Blanch Holdings Inc.                       8,531
     2,250          First American Corp.                            32,203
     1,050          Investors Financial Services Corp.              41,672
       270          Markel Corp.                                    38,239 (b)
       832          Medical Assurance Inc.                           9,360 (b)
       630          National Discount Brokers Group Inc.            20,081 (b)
       740          Queens County BanCorp Inc.                      13,644
     1,030          Richmond County Financial Corp.                 19,699
     1,000          Southwest BanCorp of Texas                      20,750 (b)
       420          Triad Guaranty Inc.                              9,634 (b)
     2,450          Trustmark Corp.                                 42,722
       300          UCBH Holdings Inc.                               8,006
     1,290          Westamerica BanCorp                             33,701
                                                                ----------
                                                                   518,652
Food & Beverages 0.92%
       650          American Italian Pasta Co.                      13,447 (b)
     1,030          Hain Celestial Group Inc.                       37,788 (b)
       490          Performance Food Group Co.                      15,680 (b)
       820          Wild Oats Markets Inc.                          10,301 (b)
                                                                ----------
                                                                    77,216
Health Care & Personal Care 4.55%
       760          Advance Paradigm Inc.                           15,580 (b)
       325          Candela Corp.                                    2,966 (b)
       340          Chattem Inc.                                     4,654 (b)
       210          Immucor Inc.                                     1,181 (b)
       310          Impath Inc.                                     16,817 (b)
     2,380          NBTY Inc.                                       15,172 (b)
     3,270          Omnicare Inc.                                   29,634
     1,720          Orthodontic Centers of America Inc.             38,915 (b)
       400          Osteotech Inc.                                   4,200 (b)
     1,190          Patterson Dental Co.                            60,690 (b)
       470          Polymedica Corp.                                20,328 (b)
       520          Rehabcare Group Inc.                            14,170 (b)
     1,600          Renal Care Group Inc.                           39,125 (b)
     2,400          Steris Corp.                                    21,300 (b)
     1,070          Universal Health Services Inc.                  70,085 (b)
     3,230          U.S. Oncology Inc.                              16,150 (b)
       780          Veterinary Centers of America Inc.              10,725 (b)
                                                                ----------
                                                                   381,692


38               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Machines & Tools 0.82%
     1,010          Advanced Energy Industries Inc.             $   59,527 (b)
       790          Gerber Scientific Inc.                           9,085
                                                                ----------
                                                                    68,612
Media 1.44%
     1,310          Citadel Communications Corp.                    45,768 (b)
     1,010          Cumulus Media Inc.                               9,216 (b)
       410          IDG Books Worldwide Inc.                         3,716 (b)
       360          Launch Media Inc.                                3,330 (b)
       790          Radio One Inc.                                  23,354 (b)
       520          Saga Communications Inc.                        11,440 (b)
     1,150          Spanish Broadcasting Systems Inc.               23,647 (b)
                                                                ----------
                                                                   120,471
Manufacturing - Miscellaneous 0.51%
     1,630          Donaldson Co., Inc.                             32,193
     1,140          Polymer Group Inc.                              10,545
                                                                ----------
                                                                    42,738
Pharmaceuticals 6.56%
       490          Accredo Health Inc.                             16,936 (b)
       535          Alexion Pharmaceuticals Inc.                    38,252 (b)
     1,230          Alpharma Inc.                                   76,567
     1,935          Bio-Technology General Corp.                    25,518 (b)
       655          CV Therapeutics Inc.                            45,400 (b)
       540          Entremed Inc.                                   16,166 (b)
     2,327          Jones Pharma Inc.                               92,935
       370          Myriad Genetics Inc.                            54,789 (b)
       680          Nanogen Inc.                                    28,858 (b)
       770          Noven Pharmaceuticals Inc.                      23,148 (b)
     1,210          Organogenesis Inc.                              13,839 (b)
       790          Priority Healthcare Corp.                       58,707 (b)
       365          Progenics Pharmaceuticals Inc.                   5,201 (b)
       440          Syncor International Corp.                      31,680 (b)
     1,050          Theragenics Corp.                                8,991 (b)
       700          Vical Inc.                                      13,475 (b)
                                                                ----------
                                                                   550,462


                 See Accompanying Notes to Financial Statements               39

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Real Estate Investment & Management 1.47%
     3,380          Extended Stay America Inc.                  $   31,265 (b)
     1,710          Pinnacle Holdings Inc.                          92,340 (b)
                                                                ----------
                                                                   123,605
Retail 14.25%
       800          1-800-Flowers.Com Inc.                           4,100 (b)
     1,193          99 Cents Only Stores                            47,571 (b)
     3,620          Abercrombie & Fitch Co.                         44,119 (b)
     1,660          American Eagle Outfitters Inc.                  23,240 (b)
       950          Applebee's International Inc.                   28,797
     2,330          Barnes & Noble Inc.                             51,842 (b)
     2,610          BJ's Wholesale Club Inc.                        86,130 (b)
       610          Chico's FAS Inc.                                12,200 (b)
       910          The Children's Place Retail Stores Inc.         18,655 (b)
     1,820          Claire's Stores Inc.                            35,035
     1,910          Copart Inc.                                     30,560 (b)
       730          Cost Plus Inc.                                  20,942 (b)
       780          Guitar Center Inc.                               8,190 (b)
       350          Hot Topic Inc.                                  11,200 (b)
       830          Hughes Supply Inc.                              16,392
       710          IHOP Corp.                                      11,892 (b)
       940          Insight Enterprises Inc.                        55,754 (b)
       670          Jakks Pacific Inc.                               9,882 (b)
       750          Kenneth Cole Productions Inc.                   30,000 (b)
     1,070          Lands' End Inc.                                 35,711 (b)
     1,410          Linens 'n Things Inc.                           38,246 (b)
     1,400          Longs Drug Stores Corp.                         30,450
     1,100          Michaels Stores Inc.                            50,394 (b)
     1,730          Neiman Marcus Group Inc.                        51,143 (b)
     1,810          O'Reilly Automotive Inc.                        25,114 (b)
     1,120          Pacific Sunwear of California Inc.              21,000 (b)
       910          Papa John's International Inc.                  22,295 (b)
       840          PC Connection Inc.                              47,880 (b)
       800          Quiksilver Inc.                                 12,450 (b)
     1,450          Regis Corp.                                     18,125
     5,080          Saks Inc.                                       53,340 (b)
       200          Scansource Inc.                                  7,775 (b)
       620          School Specialty Inc.                           11,509 (b)
     1,050          Shopko Stores Inc.                              16,144 (b)
     1,080          Sonic Automotive Inc.                           11,543 (b)
       640          Sonic Corp.                                     18,800 (b)
     1,850          Tech Data Corp.                                 80,591 (b)
       740          The Buckle Inc.                                  8,695 (b)
     3,360          Tommy Hilfiger Corp.                            25,200 (b)
     2,000          Williams-Sonoma Inc.                            64,875 (b)
                                                                ----------
                                                                 1,197,781


40               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Software 10.60%
       270          Active Voice Corp.                          $    2,160 (b)
     3,070          Acxiom Corp.                                    83,658 (b)
       490          Ansys Inc.                                       5,574 (b)
       960          AVT Corp.                                        7,080 (b)
       575          Concord Communications Inc.                     22,928 (b)
       730          Datastream Systems Inc.                          9,125 (b)
       500          Deltek Systems Inc.                              2,953 (b)
     1,390          Dendrite International Inc.                     46,304 (b)
       390          DSET Corp.                                      11,846 (b)
       400          eCollege.com                                     1,750 (b)
       295          Eplus Inc.                                       7,799 (b)
     1,340          Express Scripts Inc.                            83,248 (b)
       760          F5 Networks Inc.                                41,468 (b)
       510          Fair Isaac & Co., Inc.                          22,440
     1,210          Filenet Corp.                                   22,234 (b)
       710          Great Plains Software Inc.                      13,934 (b)
     1,150          Hyperion Solutions Corp.                        37,303 (b)
     1,360          IMRglobal Corp.                                 17,765 (b)
     1,205          Indus International Inc.                        10,318 (b)
       410          Intercept Group Inc.                             6,970 (b)
       510          Mapics Inc.                                      2,932 (b)
       825          Marimba Inc.                                    11,498 (b)
       970          NetObjects Inc.                                  8,851 (b)
       655          Novadigm Inc.                                   12,936 (b)
     1,280          Onyx Software Corp.                             38,000 (b)
       900          OTG Software Inc.                               25,706 (b)
     1,780          Pinnacle Systems Inc.                           40,022 (b)
     1,270          Progress Software Corp.                         22,781 (b)
       750          Ramp Networks Inc.                               8,906 (b)
     1,105          Remedy Corp.                                    61,604 (b)
     1,390          Serena Software Inc.                            63,115 (b)
     2,110          Symantec Corp.                                 113,808 (b)
       360          Timberline Software Corp.                        2,632
     1,170          Transaction Systems Architects Inc.             20,036 (b)
                                                                ----------
                                                                   889,684
Telecommunication Equipment & Services 9.92%
       370          Altigen Communications Inc.                      2,197 (b)
       795          Aware Inc.                                      40,644 (b)
       860          Carrier Access Corp.                            45,472 (b)
     1,200          C-Cor.Net Corp.                                 32,400 (b)
     1,810          Commscope Inc.                                  74,210 (b)


                 See Accompanying Notes to Financial Statements               41

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Telecommunication Equipment & Services (cont'd)
       630          Corsair Communications Inc.                 $   18,113 (b)
     1,030          Digital Lightwave Inc.                         103,515 (b)
     1,000          Ditech Communications Corp.                     94,563 (b)
     1,610          INET Technologies Inc.                          87,343 (b)
     1,080          International Fibercom Inc.                     27,540 (b)
       600          Lightbridge Inc.                                14,325 (b)
       690          MCK Communications Inc.                         15,956 (b)
     1,060          MGC Communications Inc.                         63,534 (b)
       570          Plantronics Inc.                                65,835 (b)
     1,310          Primus Telecommunications Group, Inc.           32,586 (b)
       540          Symmetricom Inc.                                13,635 (b)
       460          Tollgrade Communications Inc.                   60,950 (b)
       510          Tut Systems Inc.                                29,261 (b)
       370          U.S. LEC Corp.                                   6,290 (b)
       150          Xeta Technologies Inc.                           4,678 (b)
                                                                ----------
                                                                   833,047
Transportation 2.26%
       660          Atlantic Coast Airlines Holdings, Inc.          20,955 (b)
     1,810          Expeditors International of Washington Inc.     85,975
       630          Frontier Airlines Inc.                           9,017 (b)
       460          Knight Transportation Inc.                       6,699 (b)
       500          RailAmerica Inc.                                 3,187 (b)
       870          Skywest Inc.                                    32,244
     2,240          Swift Transportation Co., Inc.                  31,360 (b)
                                                                ----------
                                                                   189,437
                                                                ----------
Total Equities (Cost $7,623,296)                                 8,239,110


42               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Par Amount                                              Maturity          Value
($ Denominated)    Security Description        Coupon   Date           (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 13.57%
$ 1,140,000        Fannie Mae Discount Note
                   (Cost $1,139,586)           6.530%   07/03/00    $ 1,139,586
                                                                    -----------
Total Investments (Cost $8,762,882) 111.69% (a)                     $ 9,378,696

Liabilities in excess of other assets (11.69%)                         (981,922)
                                                                    -----------
Net Assets 100%                                                     $ 8,396,774
                                                                    ===========

(a) For Federal income tax purposes, cost is $8,774,334 and appreciation/(depreciation) is as follows:

    Unrealized appreciation:              $ 1,166,499
    Unrealized depreciation:                  562,137
    ----------------------------------------------------------------------------
    Net unrealized appreciation:              604,362

(b) Non-income producing security.


                 See Accompanying Notes to Financial Statements               43

Statement of Investments -- June 30, 2000

Citizens Global Equity Fund

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Equities 90.95%

Brazil 0.31%
    48,400          Tele Norte Leste Participacoes SA (ADR)
                    (Telecommunication Equipment & Services)  $  1,143,450
                                                              ------------
                                                                 1,143,450
Canada 2.45%
    50,000          Ballard Power Systems Inc.
                    (Industrials & Capital Goods)                4,490,625 (b)
    66,000          Nortel Networks Corp.
                    (Telecommunication Equipment & Services)     4,504,500
                                                              ------------
                                                                 8,995,125
Denmark 4.82%
    34,500          Group 4 Falck A/S (Commercial Services)      5,535,397
    78,000          ISS A/S (Commercial Services)                5,938,048 (b)
   170,000          Vestas Wind Systems A/S
                    (Industrials & Capital Goods)                6,242,563
                                                              ------------
                                                                17,716,008
Finland 3.79%
   692,000          Aldata Solutions Oyj (Software)              4,690,634 (b)
   210,000          Comptel Oyj (Software)                       4,230,278
   100,000          Nokia Corp. (ADR)
                    (Telecommunication Equipment & Services)     4,993,750
                                                              ------------
                                                                13,914,662
France 5.48%
    48,750          AXA (Finance & Insurance)                    7,679,371
    60,000          Carrefour SA (Retail)                        4,101,393
   158,000          Havas Advertising (Media)                    3,612,682
    75,000          STMicroelectronics N.V. (Electronics)        4,725,767
                                                              ------------
                                                                20,119,213
Germany 2.15%
    42,000          Depfa Deutsche Pfandbriefban
                    (Finance & Insurance)                        4,214,238
    40,000          Software AG (Software)                       3,704,238
                                                              ------------
                                                                 7,918,476
Hong Kong 1.40%
   450,000          HSBC Holdings PLC (Finance & Insurance)      5,152,011
                                                              ------------
                                                                 5,152,011


44               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Ireland 2.04%
   155,000          Elan Corp. PLC (ADR) (Pharmaceuticals)    $  7,507,816 (b)
                                                              ------------
                                                                 7,507,816
Italy 2.05%
   300,000          Acea SPA (Energy & Utilities)                4,780,185
   350,000          Bipop-Carire SPA (Finance & Insurance)       2,753,356
                                                              ------------
                                                                 7,533,541
Japan 8.01%
    27,000          Aiful Corp. (Finance & Insurance)            2,488,667
    91,000          Canon Inc. (Office Equipment & Services)     4,528,345
       140          NTT Docomo Inc.
                    (Telecommunication Equipment & Services)     3,786,815
   360,000          Nippon Sheet Glass Co.
                    (Construction & Housing)                     5,001,084
    75,000          Shin-Etsu Chemical Co. (Chemicals)           3,802,837
     8,000          Softbank Corp. (Software)                    1,085,717
    40,000          Sony Corp. (Electronics)                     3,732,152
    80,000          Taiyo Yuden Co. Ltd. (Electronics)           5,006,361
                                                              ------------
                                                                29,431,978
Mexico 2.57%
    43,000          Grupo Televisa SA (GDR) (Media)              2,964,312 (b)
    60,000          Telefonos De Mexico (ADR)
                    (Telecommunication Equipment & Services)     3,427,500
 1,300,000          Walmart De Mexico  (Retail)                  3,049,970 (b)
                                                              ------------
                                                                 9,441,782
Netherlands 2.51%
    75,000          Koninklijke Numico N.V. (Food & Beverages)   3,558,645
   120,000          Philips Electronics N.V. (Electronics)       5,659,464
                                                              ------------
                                                                 9,218,109
Singapore 1.02%
   240,000          Singapore Press Holdings (Media)             3,752,171
                                                              ------------
                                                                 3,752,171
Spain 2.62%
   500,000          Banco Santander Central
                    Hispano SA (Finance & Insurance)             5,274,719
   201,936          Telefonica SA
                    (Telecommunication Equipment & Services)     4,337,739 (b)
                                                              ------------
                                                                 9,612,458


                 See Accompanying Notes to Financial Statements               45

Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
Sweden 3.21%
   200,000          Ericsson LM
                    (Telecommunication Equipment & Services)  $  3,956,916
   391,900          HIQ International AB (Software)              3,776,819
   153,000          Skandia Forsakrings AB
                    (Finance & Insurance)                        4,041,837
                                                              ------------
                                                                11,775,572
Switzerland 1.39%
     6,000          Adecco SA (Commercial Services)              5,097,775 (b)
                                                              ------------
                                                                 5,097,775
Taiwan 1.27%
   120,000          Taiwan Semiconductor (ADR) (Electronics)     4,650,000 (b)
                                                              ------------
                                                                 4,650,000
United Kingdom 8.81%
   490,000          Arm Holdings PLC (Electronics)               5,249,245 (b)
    90,000          Colt Telecom Group PLC
                    (Telecommunication Equipment & Services)     2,995,937 (b)
   204,000          Glaxo Wellcome PLC (Pharmaceuticals)         5,948,116
   280,000          Prudential PLC (Finance & Insurance)         4,101,105
   350,000          Reuters Group PLC (Media)                    5,968,422
   230,000          Sema Group PLC (Software)                    3,271,322
    50,000          Vodafone Airtouch PLC (ADR)
                    (Telecommunication Equipment & Services)     2,071,875 (b)
   682,025          Vodafone Airtouch PLC
                    (Telecommunication Equipment & Services)     2,755,364
                                                              ------------
                                                                32,361,386
United States 35.05%
   180,000          AES Corp. (Energy & Utilities)               8,212,500 (b)
   100,000          Amgen Inc. (Pharmaceuticals)                 7,025,000 (b)
    67,000          Ariba Inc. (Software)                        6,569,141 (b)
   155,000          Bank of New York Co., Inc.
                    (Finance & Insurance)                        7,207,500
    80,000          Cisco Systems Inc. (Computers)               5,085,000 (b)
    85,000          Citigroup Inc. (Finance & Insurance)         5,121,250
    44,000          Clear Channel Communications Inc. (Media)    3,300,000
    50,000          The Coca-Cola Co. (Food & Beverages)         2,871,875
    70,000          El Paso Energy Corp. (Energy & Utilities)    3,586,625
    60,000          EMC Corp. (Computers)                        4,616,250 (b)
   101,250          Home Depot Inc. (Retail)                     5,056,171
    39,000          Intel Corp. (Electronics)                    5,213,813
    62,000          JDS Uniphase Corp.
                    (Telecommunication Equipment & Services)     7,432,250 (b)
   168,000          McLeodUSA Inc.
                    (Telecommunication Equipment & Services)     3,475,500 (b)
   142,000          Medtronic Inc.
                    (Health Care & Personal Care)                7,073,375


46               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Number of Shares                                                     Value
(% of net assets)   Security Description                          (Note 1)
--------------------------------------------------------------------------------
United States (cont'd)
   155,000          Mellon Financial Corp.
                    (Finance & Insurance)                     $  5,647,813
    75,000          Merck & Co., Inc. (Pharmaceuticals)          5,746,875
    60,000          Network Appliance Inc. (Computers)           4,830,000 (b)
    68,000          Nextel Communications Inc.
                    (Telecommunication Equipment & Services)     4,160,750 (b)
   125,000          Qwest Communications International Inc.
                    (Telecommunication Equipment & Services)     6,210,935 (b)
    40,000          Sun Microsystems Inc. (Computers)            3,637,500 (b)
    60,000          Time Warner Inc. (Media)                     4,560,000
   170,000          Williams Companies Inc.
                    (Energy & Utilities)                         7,086,875
   110,000          Worldcom Inc.
                    (Telecommunication Equipment & Services)     5,046,250 (b)
                                                              ------------
                                                               128,773,248
                                                              ------------
Total Equities (Cost $276,721,047)                             334,114,781

Par Amount                                               Maturity         Value
($ Denominated)     Security Description         Coupon  Date          (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 11.18%
$ 41,057,000        Repurchase Agreements with
                    State Street Bank & Trust Co.
                    Dated 6/30/00 due 7/3/00,
                    collateralized by $44,060,000
                    Freddie Mac, 5.82% due
                    05/06/09, and $1,200,000
                    Freddie Mac, 5.40% due
                    11/17/03 (Market Value of
                    collateral is $41,883,925)
                    (Cost $41,057,000)           6.000%  07/03/00 $  41,057,000
                                                                  -------------
Total Investments (Cost $317,778,047) 102.13% (a)                 $ 375,171,781

Liabilities in excess of other assets (2.13%)                        (7,809,333)
                                                                  -------------
Net Assets 100%                                                   $ 367,362,448

(a) For Federal income tax purposes, book cost and tax cost are equal and appreciation/(depreciation) is as follows:

    Unrealized appreciation:            $  69,081,186
    Unrealized depreciation:               11,687,452
    ----------------------------------------------------------------------------
    Net unrealized appreciation:           57,393,734

(b) Non-income producing security.
Abbreviations:
ADR - American Depository Receipt
GDR - Global Depository Receipt


                 See Accompanying Notes to Financial Statements               47

Statement of Investments -- June 30, 2000

The Fund's Statement of Investments as of June 30, 2000, was distibuted among the following industries:

                                                 Percentage of Net Assets*
                                             --------------------------------
                                                        Short-Term
                                             Equity       & Other       Total
                                             ------     ----------     ------
Chemicals                                     1.04%                     1.04%
Commercial Services                           4.51%                     4.51%
Computers                                     4.95%                     4.95%
Construction & Housing                        1.36%                     1.36%
Electronics                                   9.32%                     9.32%
Energy & Utilities                            6.44%                     6.44%
Finance & Insurance                          14.61%                    14.61%
Food & Beverages                              1.75%                     1.75%
Health Care & Personal Care                   1.93%                     1.93%
Industrial & Capital Goods                    2.92%                     2.92%
Media                                         6.58%                     6.58%
Office Equipment & Services                   1.23%                     1.23%
Pharmaceuticals                               7.14%                     7.14%
Retail                                        3.32%                     3.32%
Software                                      7.43%                     7.43%
Telecommunication Equipment & Services       16.42%                    16.42%
Cash & Other                                               9.05%        9.05%
                                             ------        -----      -------
                                             90.95%        9.05%      100.00%

*Percentages are based on net assets of $367,362,448


48               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Citizens Income Fund

Par Amount                                                         Maturity         Value
($ Denominated)   Security Description                    Coupon   Date          (Note 1)
-----------------------------------------------------------------------------------------
Corporate Bonds 64.83%

Commercial Services 3.99%
$     1,000,000   Primark Corp.                           9.250%   12/15/08   $ 1,100,000
        900,000   United Rentals Inc.                     9.500%   06/01/08       828,000
        600,000   United Rentals Inc.                     9.250%   01/15/09       541,500
                                                                              -----------
                                                                                2,469,500
Computers 1.48%
      1,000,000   Apple Computer Inc.                     6.500%   02/15/04       912,500
                                                                              -----------
                                                                                  912,500
Construction & Housing 1.55%
      1,000,000   Toll Corp.                              8.750%   11/15/06       957,500
                                                                              -----------
                                                                                  957,500
Electronics 1.67%
      1,000,000   Advanced Micro Devices Inc.            11.000%   08/01/03     1,032,500
                                                                              -----------
                                                                                1,032,500
Finance & Insurance 20.25%
        680,000   Abbey National PLC                      6.700%   06/29/49       612,993
      1,320,000   Abbey National PLC                      7.350%   10/29/49     1,242,455
        100,000   Bank One Corp.                          7.250%   08/15/04        99,287
        250,000   Countrywide Capital                     8.000%   12/15/26       206,795
        500,000   Credit Suisse First Boston-144A         7.900%   05/01/07       463,299
        645,149   DLJ Mortgage Acceptance Corp.           6.614%   05/25/09       612,286
      1,968,038   DLJ Commercial Mortgage Corp.           6.110%   12/10/07     1,880,386
      1,250,000   First Republic Bank of San Francisco    7.750%   09/15/12     1,046,594
        750,000   First Union Lehman Brothers
                  Mortgage Trust                          6.650%   12/18/07       715,989
        500,000   Keycorp Institutional Capital           7.826%   12/01/26       425,435
        800,000   Lehman Brothers Inc.                    7.360%   12/15/03       787,917
        700,000   Lehman Brothers Inc.                    8.050%   01/15/19       678,622
        650,000   Lehman Brothers Inc.                    7.730%   10/15/23       599,717
         50,000   MBIA Inc.                               9.000%   02/15/01        50,488
      1,500,000   Morgan Stanley Capital Inc.             6.550%   12/15/07     1,429,530
      1,000,000   Sovereign Bancorp Inc.                 10.500%   11/15/06       987,500
        750,000   Williams Scotsman Inc.                  9.875%   06/01/07       682,500
                                                                              -----------
                                                                               12,521,793
Food & Beverages 2.77%
      1,000,000   Kroger Co.                              6.340%   06/01/01       990,129
        690,458   Smiths Food and Drug Centers Inc.       8.640%   07/02/12       719,988
                                                                              -----------
                                                                                1,710,117


                 See Accompanying Notes to Financial Statements               49

Statement of Investments -- June 30, 2000

Par Amount                                                              Maturity         Value
($ Denominated)   Security Description                         Coupon   Date          (Note 1)
----------------------------------------------------------------------------------------------
Health Care 2.48%
$        50,000   Kaiser Foundation Health Plan                9.000%   11/01/01   $    51,359
      1,500,000   Universal Health Services Inc.               8.750%   08/15/05     1,485,000
                                                                                   -----------
                                                                                     1,536,359
Hotels 2.21%
      1,550,000   John Q. Hammons Hotels Inc.                  8.875%   02/15/04     1,364,000
                                                                                   -----------
                                                                                     1,364,000
Media 9.93%
        170,901   Adelphia Communications Corp.                9.500%   02/15/04       164,919
      1,000,000   Chancellor Media Corp.                       8.750%   06/15/07     1,002,500
        500,000   Chancellor Media Corp.                       8.000%   11/01/08       503,125
        500,000   Jones Intercable Inc.                        9.625%   03/15/02       516,250
        750,000   Jones Intercable Inc.                        7.625%   04/15/08       732,188
        500,000   Rogers Communications Inc.                   9.125%   01/15/06       490,000
      1,400,000   Time Warner Inc.                             9.125%   01/15/13     1,519,350
        750,000   Turner Broadcasting Systems Inc.             8.400%   02/01/24       743,618
      1,000,000   United-Pan Europe Communications N.V.
                  (Step bond, coupon 13.75% after 02/01/05)    0.000%   02/01/10       470,000
                                                                                   -----------
                                                                                     6,141,950
Real Estate 4.23%
      1,000,000   Property Trust of America                    6.875%   02/15/08       954,879
        500,000   Security Capital Pacific Inc.                7.900%   02/15/16       471,148
      1,300,000   Weingarten Realty Investors                  6.880%   06/25/27     1,189,247
                                                                                   -----------
                                                                                     2,615,274
Retail 2.06%
        750,000   Buhrmann U.S. Inc.                          12.250%   11/01/09       787,500
        600,000   Levi Strauss & Co.                           6.800%   11/01/03       489,000
                                                                                   -----------
                                                                                     1,276,500
Telecommunication Equipment & Services 9.39%
      1,000,000   Flag Telecom Holdings Ltd.                  11.625%   03/30/10       970,000
      1,000,000   Global Crossing Holdings Ltd.                9.125%   11/15/06       957,500
      1,000,000   Nextel Communications Inc.
                  (Step bond, coupon 9.75% after 10/31/02)     0.000%   10/31/07       742,500
        500,000   Nextel Communications Inc.                  12.000%   11/01/08       531,250
      1,000,000   Mastec Inc.                                  7.750%   02/01/08       920,000
      2,000,000   Qwest Communications International Inc.
                  (Step bond, coupon 9.47% after 10/15/02)     0.000%   10/15/07     1,680,000
                                                                                   -----------
                                                                                     5,801,250


50               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Par Amount                                                              Maturity              Value
($ Denominated)      Security Description                     Coupon    Date               (Note 1)
---------------------------------------------------------------------------------------------------
Transportation 2.82%
$       882,387      Federal Express Corp.                    6.720%    01/15/22        $   805,028
      1,000,000      Railworks Corp.                         11.500%    04/15/09            940,000
                                                                                        -----------
                                                                                          1,745,028
                                                                                        -----------
Total Corporate Bonds (Cost $41,690,592)                                                 40,084,271

Number of Shares                                                                              Value
(% of net assets)    Security Description                                                  (Note 1)
---------------------------------------------------------------------------------------------------
Convertible Preferred Stock 3.32%

Commercial Services 0.32%
          7,200      United Rentals Trust Inc.-144A
                     Callable into common stock                                         $   194,400
                                                                                        -----------
                                                                                            194,400

Finance & Insurance 0.71%
            500      First Republic Preferred Capital
                     Corp.-144A
                     Mandatory exchange into preferred
                     shares of First Republic Bank under
                     certain circumstances                                                  440,000
                                                                                        -----------
                                                                                            440,000

Real Estate 2.29%
         10,000      Equity Office Properties Trust
                     Callable into common stock                                             410,000
         59,200      Felcor Lodging Trust Inc.
                     Callable into common stock                                           1,006,400
                                                                                        -----------
                                                                                          1,416,400
                                                                                        -----------
Total Convertible Preferred Stock (Cost $2,505,850)                                       2,050,800

Preferred Stock 1.63%

Telecommunication Equipment & Services 1.63%
          1,000      IXC Communications Inc.
                     (Cost $1,096,875)                                                    1,010,000
                                                                                        -----------
                                                                                          1,010,000


                 See Accompanying Notes to Financial Statements               51

Statement of Investments -- June 30, 2000

Par Amount                                                                     Maturity             Value
($ Denominated)      Security Description                           Coupon     Date              (Note 1)
---------------------------------------------------------------------------------------------------------
U.S. Government Agencies 24.64%

Fannie Mae 15.34%
$     1,971,422      Fannie Mae                                     7.000%     03/18/07       $ 1,952,319
      1,993,925      Fannie Mae                                     6.000%     07/18/10         1,916,181
      1,823,352      Fannie Mae                                     6.500%     12/01/28         1,724,683
      1,490,187      Fannie Mae                                     7.000%     01/01/30         1,438,264
        254,114      Fannie Mae - REMIC                             8.000%     07/25/06           256,251
        319,830      Fannie Mae - REMIC                             7.000%     04/25/21           318,563
      1,864,940      Fannie Mae - REMIC                             8.000%     05/25/21         1,878,109
                                                                                              -----------
                                                                                                9,484,370

Freddie Mac 6.75%
      4,800,000      Freddie Mac                                    5.550%     11/15/27         4,172,359
                                                                                              -----------
                                                                                                4,172,359

Government National Mortgage Association 2.55%
         56,769      Government National Mortgage Association       7.000%     04/15/07            56,408
         95,475      Government National Mortgage Association       6.000%     08/15/08            92,744
         64,640      Government National Mortgage Association       9.000%     05/15/09            66,586
         12,409      Government National Mortgage Association       9.000%     11/15/16            12,784
         24,737      Government National Mortgage Association       9.000%     02/15/17            25,482
         31,354      Government National Mortgage Association       9.500%     03/15/17            32,492
         14,104      Government National Mortgage Association       9.500%     09/15/17            14,613
          1,561      Government National Mortgage Association       9.000%     10/15/20             1,608
          9,348      Government National Mortgage Association       9.000%     11/15/20             9,629
          5,040      Government National Mortgage Association       9.000%     04/15/21             5,191
          9,716      Government National Mortgage Association       8.500%     06/15/21             9,934
         29,957      Government National Mortgage Association       8.000%     12/15/21            30,250
         14,754      Government National Mortgage Association       7.000%     03/15/22            14,579
         69,215      Government National Mortgage Association       8.000%     05/15/22            69,897
         29,828      Government National Mortgage Association       8.000%     09/15/22            30,121
         72,886      Government National Mortgage Association       7.000%     10/15/22            71,569
        149,118      Government National Mortgage Association       7.000%     10/15/22           146,732
        143,906      Government National Mortgage Association       7.000%     06/15/23           141,068
        811,807      Government National Mortgage Association       6.000%     03/15/29           750,285
                                                                                              -----------
                                                                                                1,581,972
                                                                                              -----------
Total U.S. Government Agencies (Cost $15,714,896)                                              15,238,701


52               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Par Amount                                                                Maturity              Value
($ Denominated)      Security Description                       Coupon    Date               (Note 1)
-----------------------------------------------------------------------------------------------------
Short-Term Investments 4.25%
$     2,628,000      Repurchase Agreement with
                     State Street Bank & Trust Co.
                     Dated 06/30/00 due 07/03/00,
                     collateralized by $2,905,000
                     Freddie Mac Discount Note,
                     5.823% due 05/06/09 (Market
                     Value of collateral is $2,683,494)
                     (Cost $2,628,000)                          6.000%    07/03/00        $ 2,628,000
                                                                                          -----------
Total Investments (Cost $63,636,213) 98.67% (a)                                           $61,011,772
                                                                                          -----------
Other assets, less liabilities 1.33%                                                          823,728
                                                                                          -----------
Net Assets 100%                                                                           $61,835,500
                                                                                          ===========

(a) For Federal income tax purposes, book cost and tax cost are equal and appreciation/(depreciation) is as follows:

    Unrealized appreciation:        $     449,954
    Unrealized depreciation:            3,074,395
    ----------------------------------------------------------------------------
    Net unrealized depreciation:        2,624,441


                 See Accompanying Notes to Financial Statements               53

Statement of Investments -- June 30, 2000

Working Assets Money Market Fund

Par Amount                                                       Maturity        Value (a)
($ Denominated)   Security Description                  Coupon   Date             (Note 1)
------------------------------------------------------------------------------------------
Certificates of Deposit 2.50%
$       100,000   City National Bank of New Jersey      4.740%   03/19/01      $   100,000 (c)
      1,000,000   Deutsche Bank AG New York             6.200%   10/18/00          999,830
      2,000,000   Deutsche Bank AG New York             6.700%   02/22/01        1,999,448
        100,000   Independence Federal Savings Bank     6.480%   03/30/01          100,000 (c)
        100,000   Self Help Credit Union                5.520%   12/16/00          100,000 (c)
        100,000   South Shore Bank of Chicago           5.750%   12/18/00          100,000 (c)
                                                                               -----------
Total Certificates of Deposit (Cost $3,399,278)                                  3,399,278

Commercial Paper 69.90%
      6,120,000   American General Finance Corp.        6.630%   07/13/00        6,106,475
      5,000,000   Atlantis One Funding Corp.            6.580%   08/28/00        4,946,994
      5,549,000   Bell Atlantic Network Funding         6.500%   07/05/00        5,544,992
      5,332,000   BellSouth Telecommunications Inc.     6.520%   07/06/00        5,327,172
      3,840,000   Blue Ridge Asset                      6.590%   07/12/00        3,832,268
      5,280,000   Centric Capital Corp.                 6.590%   07/24/00        5,257,770
      5,000,000   Citicorp                              6.520%   07/07/00        4,994,567
      4,000,000   The Coca-Cola Co.                     6.580%   07/11/00        3,992,689
      1,760,000   Cooperative Association Tractor
                  Dealers Series A                      6.650%   09/05/00        1,738,543
      2,896,000   Cooperative Association Tractor
                  Dealers Series B                      7.000%   07/03/00        2,894,874
      6,000,000   Countrywide Home Loans Inc.           6.850%   07/12/00        5,987,442
      4,996,000   Galaxy Funding Inc.                   6.790%   10/04/00        4,906,481
      4,600,000   The Gap Inc.                          6.500%   07/10/00        4,592,525
      4,138,000   Goldman Sachs Group Inc.              6.750%   07/06/00        4,134,121
      1,521,000   Goldman Sachs Group Inc.              6.030%   08/24/00        1,507,242
      4,261,000   Lucent Technology Inc.                6.480%   07/17/00        4,248,728
      1,679,000   Lucent Technology Inc.                6.490%   07/18/00        1,673,854
      4,437,000   Nationwide Anglia Building Society    6.570%   07/14/00        4,426,473
      1,581,000   Quincy Capital Corp.                  6.610%   07/07/00        1,579,258
      5,980,000   The Stanley Works                     6.550%   08/01/00        5,946,271
        568,000   Stellar Funding Group Inc.            6.900%   07/03/00          567,782
                  365,000 Stellar Funding Group Inc.    7.000%   07/19/00          363,723
      4,885,000   Stellar Funding Group Inc.            6.700%   08/18/00        4,841,361
      3,292,000   Sweetwater Capital                    6.590%   07/11/00        3,285,974
      2,435,000   Sweetwater Capital                    6.660%   08/14/00        2,415,179
                                                                               -----------
Total Commercial Paper (Cost $95,112,758)                                       95,112,758


54               See Accompanying Notes to Financial Statements

                                       Statement of Investments -- June 30, 2000

Par Amount                                                          Maturity        Value (a)
($ Denominated)   Security Description                     Coupon   Date             (Note 1)
---------------------------------------------------------------------------------------------
Corporate Notes 10.91%
$     1,000,000   Abbey National Treasury Services PLC     5.710%   07/28/00     $    999,971
      5,000,000   American Express Centurion Bank          6.620%   06/22/01        5,000,000
      1,240,000   Banc One Corp.                           6.250%   09/01/00        1,240,114
      1,600,000   First Chicago Corp.                      6.250%   07/21/00        1,600,068
      1,000,000   First Chicago Corp.                      9.875%   08/15/00        1,004,339
      5,000,000   Huntington National Bank                 6.670%   02/09/01        5,001,811
                                                                                 ------------
Total Corporate Notes (Cost $14,846,303)                                           14,846,303

U.S. Government Agencies 8.47%
      5,000,000   Freddie Mac                              6.288%   11/08/00        5,000,000
      1,530,000   Fannie Mae                               6.663%   09/06/00        1,529,972
      5,000,000   Sallie Mae                               6.494%   08/01/00        5,001,490
                                                                                 ------------
Total U.S. Government Agencies (Cost $11,531,462)                                  11,531,462

Variable Rate Demand Notes 6.62%
        750,000   City of Bardstown, Kentucky              6.740%   06/01/24          750,000
        300,000   Los Angeles California Community
                  Redevelopment Agency                     6.700%   12/01/18          300,000
      3,500,000   New York State Housing Finance Agency    6.600%   11/15/29        3,500,000
        655,000   Pelican Capital                          6.770%   04/01/28          655,000
      3,800,000   Redding Life Care LLC                    7.050%   10/01/05        3,800,000
                                                                                 ------------
Total Variable Rate Demand Notes (Cost $9,005,000)                                  9,005,000
                                                                                 ------------
Total Investments (Cost $133,894,801) 98.40% (b)                                 $133,894,801

Other Assets, less liabilities 1.60%                                                2,175,769
                                                                                 ------------
Net Assets 100%                                                                  $136,070,570
                                                                                 ============

(a) Investments are valued using the amortized cost method.
(b) Book cost and tax cost are equal.
(c) These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.


                 See Accompanying Notes to Financial Statements               55

Statements of Assets and Liabilities -- June 30, 2000

                                                       Citizens         Citizens
                                                          Index  Emerging Growth
                                                           Fund             Fund
                                                   ------------  ---------------
ASSETS
  Investments (see accompanying schedule):
   Investments at cost                             $556,066,846     $320,517,882
   Repurchase Agreements                              3,433,000       48,479,000
   Net unrealized appreciation/(depreciation)       318,225,550       56,838,867
                                                   ------------     ------------
  Total investments at value                        877,725,396      425,835,749

  Cash                                                   11,610          838,844
  Receivable for:
   Interest                                                 572            8,080
   Dividends and withholding tax reclaims               478,234           25,575
   Fund shares sold                                   4,595,343        1,268,136
   Investment securities sold                         3,998,044        3,753,544
  Due from Investment Adviser                            38,946           28,955
  Other assets                                           19,819            3,922
                                                   ------------     ------------
   Total Assets                                     886,867,964      431,762,805
                                                   ------------     ------------
LIABILITIES
  Payable for investment securities purchased         4,415,583       27,668,454
  Payable for fund shares repurchased                   967,788          433,350
  Distributions payable                                      --               --
  Due to Custodian                                           --               --
  Payable for investment management fees                355,889          317,744
  Payable for administrative and shareholder
   service fees                                         317,741           42,174
  Payable for distribution expenses                     142,738           75,030
  Other accrued expenses                                469,569          264,273
                                                   ------------     ------------
   Total Liabilities                                  6,669,308       28,801,025
                                                   ------------     ------------
NET ASSETS                                         $880,198,656     $402,961,780
                                                   ============     ============
Standard Class shares
   Net assets                                      $699,398,605     $386,670,026
   Shares outstanding                                21,457,471       11,548,699
   Net asset value, offering and redemption
     price per share                               $      32.59     $      33.48
                                                   ------------     ------------
Institutional Class shares
   Net assets                                      $180,779,461     $ 16,284,085
   Shares outstanding                                 6,798,643          484,451
   Net asset value, offering and redemption
     price per share                               $      26.59     $      33.61
                                                   ------------     ------------
Administrative Class shares
   Net assets                                      $     20,590     $      7,669
   Shares outstanding                                       630              228
   Net asset value, offering and redemption
     price per share                               $      32.66     $      33.57
                                                   ------------     ------------
Net assets consist of:
   Paid-in capital                                 $533,593,888     $258,143,705
   Accumulated net investment income/(loss)                  --               --
   Accumulated net realized gain/(loss) on
     investments and foreign currency transactions   28,379,218       87,979,208
   Net unrealized appreciation/(depreciation) on
     investments and foreign currencies             318,225,550       56,838,867
                                                   ------------     ------------
                                                   $880,198,656     $402,961,780
                                                   ============     ============


56               See Accompanying Notes to Financial Statements

                           Statements of Assets and Liabilities -- June 30, 2000

                                                            Citizens           Citizens          Citizens     Working Assets
                                                     Small Cap Index      Global Equity            Income       Money Market
                                                                Fund               Fund              Fund               Fund
                                                     ---------------      -------------      ------------     --------------
ASSETS
  Investments (see accompanying schedule):
   Investments at cost                                  $  8,762,882       $276,721,047      $ 61,008,213       $133,894,801
   Repurchase Agreements                                          --         41,057,000         2,628,000                 --
   Net unrealized appreciation/(depreciation)                615,814         57,393,734        (2,624,441)                --
                                                        ------------       ------------      ------------       ------------
  Total investments at value                               9,378,696        375,171,781        61,011,772        133,894,801

  Cash                                                            38          2,202,498                --          1,772,385
  Receivable for:
   Interest                                                       --              6,843           888,355            466,671
   Dividends and withholding tax reclaims                        789            246,235            26,250                 --
   Fund shares sold                                            9,506          8,480,044           123,811            622,107
   Investment securities sold                                 86,611          7,712,678                --                 --
  Due from Investment Adviser                                 90,505              3,105            10,220                 --
  Other assets                                                    --              2,704               615              2,396
                                                        ------------       ------------      ------------       ------------
   Total Assets                                            9,566,145        393,825,888        62,061,023        136,758,360
                                                        ------------       ------------      ------------       ------------
LIABILITIES
  Payable for investment securities purchased              1,143,843         20,992,431                --                 --
  Payable for fund shares repurchased                             --          3,194,904            47,019            464,156
  Distributions payable                                           --                 --            54,129             19,197
  Due to Custodian                                                --          1,618,688            25,436                 --
  Payable for investment management fees                       2,858            290,336            31,707             39,117
  Payable for administrative and shareholder
   service fees                                                1,013             34,756             7,224             17,409
  Payable for distribution expenses                            1,429             70,002            12,196             18,537
  Other accrued expenses                                      20,228            262,323            47,812            129,374
                                                        ------------       ------------      ------------       ------------
   Total Liabilities                                       1,169,371         26,463,440           225,523            687,790
                                                        ------------       ------------      ------------       ------------
NET ASSETS                                              $  8,396,774       $367,362,448      $ 61,835,500       $136,070,570
                                                        ============       ============      ============       ============
Standard Class shares
   Net assets                                           $  8,396,774       $354,817,801      $ 61,835,500       $112,700,430
   Shares outstanding                                        747,837         11,829,270         6,061,698        112,823,653
   Net asset value, offering and redemption
     price per share                                    $      11.23       $      29.99      $      10.20       $       1.00
                                                        ------------       ------------      ------------       ------------
Institutional Class shares
   Net assets                                                              $ 12,543,749                         $ 23,370,140
   Shares outstanding                                                           416,978                           23,370,140
   Net asset value, offering and redemption
     price per share                                                       $      30.08                         $       1.00
                                                                           ------------                         ------------
Administrative Class shares
   Net assets                                                              $        898
   Shares outstanding                                                                30
   Net asset value, offering and redemption
     price per share                                                       $      30.02
                                                                           ------------
Net assets consist of:
   Paid-in capital                                      $  7,771,293       $297,218,853      $ 64,739,156       $136,070,570
   Accumulated net investment income/(loss)                       --                 --           156,763                 --
   Accumulated net realized gain/(loss) on
     investments and foreign currency transactions             9,667         12,772,640          (435,978)                --
   Net unrealized appreciation/(depreciation) on
     investments and foreign currencies                      615,814         57,370,955        (2,624,441)                --
                                                        ------------       ------------      ------------       ------------
                                                        $  8,396,774       $367,362,448      $ 61,835,500       $136,070,570
                                                        ============       ============      ============       ============


                 See Accompanying Notes to Financial Statements               57

Statements of Operations for the year ended June 30, 2000

                                                               Citizens         Citizens
                                                                  Index  Emerging Growth
                                                                   Fund             Fund
                                                          -------------  ---------------
Investment Income
  Interest                                                $     118,491    $     908,037
  Dividends (net of withholding taxes)                        5,521,178          544,286
                                                          -------------    -------------
  Total investment income                                     5,639,669        1,452,323
                                                          -------------    -------------
Expenses
  Investment management fees                                  3,815,543        2,415,821
  Transfer agent fees                                         1,070,511          461,377
  Custody and accounting fees                                   201,832           95,716
  Distribution expenses                                       1,594,556          582,178
  Administrative and shareholder service fees                 3,521,523          354,588
  Legal and audit fees                                          133,723           69,235
  Registration fees                                              83,026           80,913
  Trustees' fees and expenses                                    16,557           16,557
  Printing and postage                                          113,552           56,941
  Dues and insurance                                             31,434            9,187
  Other expenses                                                 36,902           41,974
  Amortization of organization costs                             18,969               --
                                                          -------------    -------------
Total Expenses                                               10,638,128        4,184,487
                                                          -------------    -------------
  Reimbursements/Waivers                                       (212,174)        (150,161)
                                                          -------------    -------------
Net Expenses                                                 10,425,954        4,034,326
                                                          -------------    -------------
Net Investment Income/(Loss)                              $  (4,786,285)   $  (2,582,003)
                                                          -------------    -------------
Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments                        38,733,699      102,977,961
  Realized gain/(loss) on foreign currency transactions              --               --
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on investments                             59,863,245       31,272,195
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on foreign currencies                              --               --
                                                          -------------    -------------
  Net realized and unrealized gain/(loss)
   on investments and foreign currencies                     98,596,944      134,250,156
                                                          -------------    -------------
  Net Increase In Net Assets Resulting From Operations    $  93,810,659    $ 131,668,153
                                                          =============    =============


58               See Accompanying Notes to Financial Statements

                       Statements of Operations for the year ended June 30, 2000

                                                              Citizens            Citizens           Citizens  Working Assets
                                                       Small Cap Index       Global Equity             Income    Money Market
                                                                  Fund (1)            Fund               Fund            Fund
                                                       ---------------       -------------       ------------  --------------
Investment Income
  Interest                                                $     25,914        $  1,088,377       $  4,588,913    $  7,506,765
  Dividends (net of withholding taxes)                           4,125           1,209,651 (2)        272,700              --
                                                          ------------        ------------       ------------    ------------
  Total investment income                                       30,039           2,298,028          4,861,613       7,506,765
                                                          ------------        ------------       ------------    ------------
Expenses
  Investment management fees                                    10,082           2,225,034            405,808         456,568
  Transfer agent fees                                            8,417             519,177            105,154         302,910
  Custody and accounting fees                                   35,240             179,776             56,720          80,202
  Distribution expenses                                          5,041             543,891            156,080         215,695
  Administrative and shareholder service fees                    3,936             286,182             94,546         214,476
  Legal and audit fees                                          15,066              68,913             40,355          48,533
  Registration fees                                             29,167             106,759             21,754          48,889
  Trustees' fees and expenses                                    8,583              16,557             16,556          16,516
  Printing and postage                                           3,294              33,391             15,501          46,850
  Dues and insurance                                                --               7,189              3,311           6,540
  Other expenses                                                 1,770              61,548              2,078           4,542
  Amortization of organization costs                                --                  --                 --          15,121
                                                          ------------        ------------       ------------    ------------
Total Expenses                                                 120,596           4,048,417            917,863       1,456,842
                                                          ------------        ------------       ------------    ------------
  Reimbursements/Waivers                                       (90,541)            (12,485)           (12,815)        (10,681)
                                                          ------------        ------------       ------------    ------------
Net Expenses                                                    30,055           4,035,932            905,048       1,446,161
                                                          ------------        ------------       ------------    ------------
Net Investment Income/(Loss)                              $        (16)       $ (1,737,904)      $  3,956,565    $  6,060,604
                                                          ------------        ------------       ------------    ------------
Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments                            9,682          21,636,451           (375,349)             --
  Realized gain/(loss) on foreign currency transactions             --          (1,799,047)                --              --
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on investments                               615,814          34,036,123         (1,531,511)             --
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on foreign currencies                             --             (11,940)                --              --
                                                          ------------        ------------       ------------    ------------
  Net realized and unrealized gain/(loss)
   on investments and foreign currencies                       625,496          53,861,587         (1,906,860)             --
                                                          ------------        ------------       ------------    ------------
  Net Increase In Net Assets Resulting From Operations    $    625,480        $ 52,123,683       $  2,049,705    $  6,060,604
                                                          ============        ============       ============    ============

(1) For the period December 28, 1999 (commencement of operations) to June 30, 2000.
(2) Withholding taxes for the year ended June 30, 2000 were $172,164.


                 See Accompanying Notes to Financial Statements               59

Statements of Changes in Net Assets -- June 30, 2000

                                             Citizens                         Citizens
                                            Index Fund                  Emerging Growth Fund
                                 ------------------------------    ------------------------------
                                       For the          For the          For the          For the
                                    year ended       year ended       year ended       year ended
                                      06/30/00         06/30/99         06/30/00         06/30/99
Operations
  Net investment
   income/(loss)                 $  (4,786,285)   $  (2,900,743)   $  (2,582,003)   $  (1,189,405)
  Realized gain/(loss)
   on investments and
   foreign currencies               38,733,699       37,531,851      102,977,961       23,103,745
  Net change in unrealized
   appreciation/(depreciation)
   on investments and
   foreign currencies               59,863,245      102,701,896       31,272,195       11,531,672
                                 -------------    -------------    -------------    -------------
  Net increase in net assets
   resulting from operations        93,810,659      137,333,004      131,668,153       33,446,012

Distributions to shareholders:
  From net investment
   income-Standard                          --               --               --               --

  From net realized gain on
   investments-Standard            (35,305,535)      (4,955,929)     (31,299,257)      (9,016,170)

  From net investment
   income-Institutional                     --               --               --              N/A

  From net realized gain on
   investments-Institutional        (8,385,302)        (606,104)      (1,626,292)             N/A

  From net investment
   income-Administrative                    --              N/A               --              N/A

  From net realized gain on
   investments-Administrative               --              N/A               --              N/A
                                 -------------    -------------    -------------    -------------
Total distributions                (43,690,837)      (5,562,033)     (32,925,549)      (9,016,170)

Increase/(decrease) in net
  assets resulting from
  capital share transactions       153,088,155      172,150,908      168,082,210       23,815,566
                                 -------------    -------------    -------------    -------------
Total increase/(decrease)
  in net assets                    203,207,977      303,921,879      266,824,814       48,245,408

Net Assets
  Beginning of year                676,990,679      373,068,800      136,136,966       87,891,558
                                 -------------    -------------    -------------    -------------
  End of year                    $ 880,198,656    $ 676,990,679    $ 402,961,780    $ 136,136,966
                                 =============    =============    =============    =============
Accumulated net investment
  income/(loss)                             --               --               --               --
                                 =============    =============    =============    =============


60               See Accompanying Notes to Financial Statements

                            Statements of Changes in Net Assets -- June 30, 2000

                                 Citizens Small             Citizens
                                 Cap Index Fund        Global Equity Fund
                                 --------------   ------------------------------
                                           From         For the          For the
                                       12/28/99(1)   year ended       year ended
                                    to 06/30/00        06/30/00         06/30/99
Operations
  Net investment
   income/(loss)                 $         (16)   $  (1,737,904)   $    (531,221)
  Realized gain/(loss)
   on investments and
   foreign currencies                    9,682       19,837,404        1,712,019
  Net change in unrealized
   appreciation/(depreciation)
   on investments and
   foreign currencies                  615,814       34,024,183       11,325,610
                                 -------------    -------------    -------------
  Net increase in net assets
   resulting from operations           625,480       52,123,683       12,506,408

Distributions to shareholders:
  From net investment
   income-Standard                          --               --               --

  From net realized gain on
   investments-Standard                     --       (6,356,273)      (1,452,563)

  From net investment
   income-Institutional                    N/A               --              N/A

  From net realized gain on
   investments-Institutional               N/A         (151,385)             N/A

  From net investment
   income-Administrative                   N/A               --              N/A

  From net realized gain on
   investments-Administrative              N/A               --              N/A
                                 -------------    -------------    -------------
Total distributions                         --       (6,507,658)      (1,452,563)

Increase/(decrease) in net
  assets resulting from
  capital share transactions         7,771,294      231,197,414       30,449,834
                                 -------------    -------------    -------------
Total increase/(decrease)
  in net assets                      8,396,774      276,813,439       41,503,679

Net Assets
  Beginning of year                         --       90,549,009       49,045,330
                                 -------------    -------------    -------------
  End of year                    $   8,396,774    $ 367,362,448    $  90,549,009
                                 =============    =============    =============
Accumulated net investment
  income/(loss)                             --               --    $    (762,519)
                                 =============    =============    =============

                                           Citizens                        Working Assets
                                          Income Fund                    Money Market Fund
                                 ------------------------------    ------------------------------
                                       For the          For the          For the          For the
                                    year ended       year ended       year ended        year ended
                                      06/30/00         06/30/99         06/30/00         06/30/99
Operations
  Net investment
   income/(loss)                 $   3,956,565    $   3,250,865    $   6,060,604    $   5,126,947
  Realized gain/(loss)
   on investments and
   foreign currencies                 (375,349)         150,138               --               --
  Net change in unrealized
   appreciation/(depreciation)
   on investments and
   foreign currencies               (1,531,511)      (3,034,149)              --               --
                                 -------------    -------------    -------------    -------------
  Net increase in net assets
   resulting from operations         2,049,705          366,854        6,060,604        5,126,947

Distributions to shareholders:
  From net investment
   income-Standard                  (3,820,773)      (3,223,689)      (4,945,844)      (4,199,590)

  From net realized gain on
   investments-Standard                (81,870)        (130,143)              --               --

  From net investment
   income-Institutional                    N/A              N/A       (1,114,760)        (927,357)

  From net realized gain on
   investments-Institutional               N/A              N/A               --               --

  From net investment
   income-Administrative                   N/A              N/A              N/A              N/A

  From net realized gain on
   investments-Administrative              N/A              N/A              N/A              N/A
                                 -------------    -------------    -------------    -------------
Total distributions                 (3,902,643)      (3,353,832)      (6,060,604)      (5,126,947)

Increase/(decrease) in net
  assets resulting from
  capital share transactions           851,888       14,457,919        7,867,082        6,427,903
                                 -------------    -------------    -------------    -------------
Total increase/(decrease)
  in net assets                     (1,001,050)      11,470,941        7,867,082        6,427,903

Net Assets
  Beginning of year                 62,836,550       51,365,609      128,203,488      121,775,585
                                 -------------    -------------    -------------    -------------
  End of year                    $  61,835,500    $  62,836,550    $ 136,070,570    $ 128,203,488
                                 =============    =============    =============    =============
Accumulated net investment
  income/(loss)                  $     156,763    $      (4,624)              --               --
                                 =============    =============    =============    =============

(1)   Commencement of Operations.


                 See Accompanying Notes to Financial Statements               61

Financial Highlights -- June 30, 2000

                                                             Citizens Index Fund
                                        --------------------------------------------------------------

                                                            Standard Class Shares
                                        --------------------------------------------------------------
                                            For the      For the      For the      For the      For the
                                               year         year         year         year         year
                                              ended        ended        ended        ended        ended
                                           06/30/00     06/30/99     06/30/98     06/30/97     06/30/96
Selected Per-Share Data

Net asset value, beginning of period    $     30.52  $     23.46  $     18.04  $     13.41  $     10.94
                                        -----------  -----------  -----------  -----------  -----------
   Income/(loss) from
     investment operations
     Net investment income/(loss)             (0.22)       (0.15)       (0.07)          --         0.08
     Net gain/(loss) on securities
       (both realized and unrealized)          4.08         7.52         6.44         4.78         2.47
                                        -----------  -----------  -----------  -----------  -----------
       Total from investment
         operations                            3.86         7.37         6.37         4.78         2.55

   Less distributions
     from net investment income                  --           --           --        (0.06)       (0.03)
     from net realized gains                  (1.79)       (0.31)       (0.95)       (0.09)       (0.05)
                                        -----------  -----------  -----------  -----------  -----------
       Total distributions                    (1.79)       (0.31)       (0.95)       (0.15)       (0.08)

Net asset value, end of period          $     32.59  $     30.52  $     23.46  $     18.04  $     13.41
                                        ===========  ===========  ===========  ===========  ===========

Total return                                  12.82%       31.58%       36.50%       35.88%       23.41%

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)                   $   699,399   $  578,286   $  341,395   $  211,116   $  136,980
  Ratio of expenses to average
   net assets prior to
   reimbursement and/
   or fee waivers                              1.52%        1.58%        1.59%        1.59%        1.82%
  Ratio of expenses to average
   net assets net of
   reimbursement and/
   or fee waivers                              1.49%        1.58%        1.59%        1.59%        1.79%
  Ratio of net investment income/
   (loss) to average net assets               (0.75%)      (0.68%)      (0.39%)       0.02%        0.68%

  Portfolio turnover rate                     20.04%       18.04%       13.64%       18.64%        6.44%


62               See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 2000

                                                                     Citizens Index Fund
                                        ----------------------------------------------------------------------------
                                                                                                     Administrative
                                                        Institutional Class Shares(1)                Class Shares(2)
                                        ------------------------------------------------------------ ---------------
                                         For the      For the      For the      For the         From           From
                                            year         year         year         year     01/25/96       02/04/00
                                           ended        ended        ended        ended           to             to
                                        06/30/00     06/30/99     06/30/98     06/30/97     06/30/96       06/30/00
Selected Per-Share Data

Net asset value, beginning of period    $  25.02     $  19.13     $  14.84     $  11.00     $  10.00       $  32.09
                                        --------     --------     --------     --------     --------       --------
   Income/(loss) from
     investment operations
     Net investment income/(loss)             --         0.01         0.11         0.08         0.08          (0.01)
     Net gain/(loss) on securities
       (both realized and unrealized)       3.36         6.19         5.21         3.94         0.92           0.58
                                        --------     --------     --------     --------     --------       --------
       Total from investment
         operations                         3.36         6.20         5.32         4.02         1.00           0.57

   Less distributions
     from net investment income               --           --        (0.08)       (0.09)          --             --
     from net realized gains               (1.79)       (0.31)       (0.95)       (0.09)          --             --
                                        --------     --------     --------     --------     --------       --------
       Total distributions                 (1.79)       (0.31)       (1.03)       (0.18)          --             --

Net asset value, end of period          $  26.59     $  25.02     $  19.13     $  14.84     $  11.00       $  32.66
                                        ========     ========     ========     ========     ========       ========

Total return                               13.67%       32.62%       37.38%       36.93%       10.00%(3)       1.78%(3)

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)                   $180,779     $ 98,705     $ 31,673     $ 13,001     $  7,524       $     21
  Ratio of expenses to average
   net assets prior to
   reimbursement and/
   or fee waivers                           0.74%        0.83%        0.88%        0.88%        1.01%(4)     101.59%(4)
  Ratio of expenses to average
   net assets net of
   reimbursement and/
   or fee waivers                           0.74%        0.83%        0.88%        0.88%        0.98%(4)       0.99%(4)
  Ratio of net investment income/
   (loss) to average net assets             0.00%        0.05%        0.28%        0.76%        2.37%(4)      (0.27%)(4)

  Portfolio turnover rate                  20.04%       18.04%       13.64%       18.64%        6.44%         20.04%

(1) The Citizens Index Fund, Institutional Class shares commenced operations on January 25, 1996.
(2) The Citizens Index Fund, Administrative Class shares commenced operations on February 4, 2000.
(3)   Not annualized.
(4)   Annualized.


                 See Accompanying Notes to Financial Statements               63

Financial Highlights -- June 30, 2000

                                                               Citizens Emerging Growth Fund
                             --------------------------------------------------------------------------------------------------
                                                                                              Institutional      Administrative
                                           Standard Class Shares                            Class Shares(1)     Class Shares(2)
                             -------------------------------------------------------------  ---------------     ---------------
                              For the        For the      For the      For the     For the             From                From
                                 year           year         year         year        year         11/01/99            02/04/00
                                ended          ended        ended        ended       ended               to                  to
                             06/30/00       06/30/99      6/30/98     06/30/97    06/30/96         06/30/00            06/30/00
Selected Per-Share Data

Net asset value,
  beginning of period        $  21.76       $  17.55     $  14.14     $  14.87    $  11.87         $  25.67            $  28.70
                             --------       --------     --------     --------    --------         --------            --------
  Income/(loss) from
   investment operations
   Net investment
     income/(loss)              (0.30)(3)      (0.19)       (0.20)       (0.16)      (0.13)           (0.11)              (0.10)(3)
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                16.58           6.19         4.61         0.68        4.72            12.61                4.97
                             --------       --------     --------     --------    --------         --------            --------
     Total from
       investment
       operations               16.28           6.00         4.41         0.52        4.59            12.50                4.87

  Less distributions
   from net investment
     income                        --             --           --           --          --               --                  --
   from net realized
     gains                      (4.56)         (1.79)       (1.00)       (1.25)      (1.59)           (4.56)                 --
                             --------       --------     --------     --------    --------         --------            --------
       Total distributions      (4.56)         (1.79)       (1.00)       (1.25)      (1.59)           (4.56)                 --

Net asset value, end
  of period                  $  33.48       $  21.76     $  17.55     $  14.14    $  14.87         $  33.61            $  33.57
                             ========       ========     ========     ========    ========         ========            ========

Total return                    82.19%         36.04%       33.05%        4.03%      42.43%           55.02%(4)           16.97%(4)

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)        $386,670       $136,137     $ 87,892     $ 60,341    $ 36,409         $ 16,284            $      8
  Ratio of expenses
   to average net
   assets prior to
   reimbursement
   and/or fee waivers            1.75%          1.83%        1.96%        2.01%       2.34%            1.31%(5)          158.14%(5)
  Ratio of expenses
   to average net
   assets net of
   reimbursement
   and/or fee waivers            1.69%          1.82%        1.96%        1.99%       2.02%            1.24%(5)            1.55%(5)
  Ratio of net investment
   income/(loss) to
   average net assets           (1.09%)        (1.20%)      (1.37%)      (1.32%)     (1.64%)          (0.61%)(5)          (0.90%)(5)

  Portfolio turnover rate      159.95%        208.49%      245.30%      228.66%     337.41%          159.95%             159.95%

(1) The Citizens Emerging Growth Fund, Institutional Class shares commenced operations on November 1, 1999.
(2) The Citizens Emerging Growth Fund, Administrative Class shares commenced operations on February 4, 2000.
(3)   Based on average shares outstanding.
(4)   Not annualized.


64               See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 2000

                               Citizens Small Cap
                                  Index Fund
                               ------------------
                                   Standard
                                 Class Shares(6)
                               ------------------
                                             From
                                         12/28/99
                                               to
                                         06/30/00
Selected Per-Share Data

Net asset value,
  beginning of period                    $  10.00
                                         --------
  Income/(loss) from
   investment operations
   Net investment
     income/(loss)                             --
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                             1.23
                                         --------
     Total from
       investment
       operations                            1.23

  Less distributions
   from net investment
     income                                    --
   from net realized
     gains                                     --
                                         --------
       Total distributions                     --

Net asset value, end
  of period                              $  11.23
                                         ========

Total return                                12.30%(4)

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)                    $  8,397
  Ratio of expenses
   to average net
   assets prior to
   reimbursement
   and/or fee waivers                        5.98%(5)
  Ratio of expenses
   to average net
   assets net of
   reimbursement
   and/or fee waivers                        1.49%(5)
  Ratio of net investment
   income/(loss) to
   average net assets                       (0.00%)(5)

  Portfolio turnover rate                   20.16%

                                                           Citizens Global Equity Fund
                               -----------------------------------------------------------------------------------------------
                                                                                               Institutional   Administrative
                                                  Standard Class Shares                        Class Shares(7) Class Shares(8)
                               --------------------------------------------------------------  --------------- ---------------
                                For the        For the      For the      For the      For the            From            From
                                   year           year         year         year         year        11/01/99        02/04/00
                                  ended          ended        ended        ended        ended              to              to
                               06/30/00       06/30/99     06/30/98     06/30/97     06/30/96        06/30/00        06/30/00
Selected Per-Share Data

Net asset value,
  beginning of period          $  20.22       $  16.95     $  14.47     $  11.89     $  10.69        $  23.45        $  33.45
                               --------       --------     --------     --------     --------        --------        --------
  Income/(loss) from
   investment operations
   Net investment
     income/(loss)                (0.22)(3)      (0.12)       (0.20)       (0.07)       (0.10)          (0.05)(3)       (0.06)
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                  10.94           3.86         3.24         2.65         1.43            7.63           (3.37)
                               --------       --------     --------     --------     --------        --------        --------
     Total from
       investment
       operations                 10.72           3.74         3.04         2.58         1.33            7.58           (3.43)

  Less distributions
   from net investment
     income                          --             --           --           --           --              --              --
   from net realized
     gains                        (0.95)         (0.47)       (0.56)          --        (0.13)          (0.95)             --
                               --------       --------     --------     --------     --------        --------        --------
       Total distributions        (0.95)         (0.47)       (0.56)          --        (0.13)          (0.95)             --

Net asset value, end
  of period                    $  29.99       $  20.22     $  16.95     $  14.47     $  11.89        $  30.08        $  30.02
                               ========       ========     ========     ========     ========        ========        ========

Total return                      53.27%         22.34%       21.75%       21.70%       12.52%          32.55%(4)      (10.25%)(4)

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)          $354,818       $ 90,549     $ 49,045     $ 29,573     $ 15,595        $ 12,544        $      1
  Ratio of expenses
   to average net
   assets prior to
   reimbursement
   and/or fee waivers              1.83%          1.96%        2.20%        2.33%        2.72%           1.43%(5)      296.20%(5)
  Ratio of expenses
   to average net
   assets net of
   reimbursement
   and/or fee waivers              1.82%          1.96%        2.20%        2.10%        2.55%           1.39%(5)        1.68%(5)
  Ratio of net investment
   income/(loss) to
   average net assets             (0.79%)        (0.88%)      (0.76%)      (0.70%)      (1.01%)         (0.25%)(5)      (0.48%)(5)

  Portfolio turnover rate        120.69%         64.07%       72.33%       69.34%       85.92%         120.69%         120.69%

(5)   Annualized.
(6) The Citizens Small Cap Index Fund, Standard Class shares commenced operations on December 28, 1999.
(7) The Citizens Global Equity Fund, Institutional Class shares commenced operations on November 1, 1999.
(8) The Citizens Global Equity Fund, Administrative Class shares commenced operations on February 4, 2000.


                 See Accompanying Notes to Financial Statements               65

Financial Highlights -- June 30, 2000

                                                       Citizens Income Fund
                                      --------------------------------------------------------

                                                      Standard Class Shares
                                      --------------------------------------------------------
                                       For the     For the     For the     For the     For the
                                          year        year        year        year        year
                                         ended       ended       ended       ended       ended
                                      06/30/00    06/30/99    06/30/98    06/30/97    06/30/96
Selected Per-Share Data

Net asset value, beginning of period   $ 10.51     $ 11.03     $ 10.56     $ 10.28     $ 10.38

  Income/(loss) from
   investment operations
   Net investment income/(loss)           0.65        0.59        0.60        0.67        0.66
   Net gain/(loss) on securities
     (both realized and unrealized)      (0.32)      (0.50)       0.49        0.28       (0.10)
                                       -------     -------     -------     -------     -------
   Total from investment operations       0.33        0.09        1.09        0.95        0.56

  Less distributions
   from net investment income            (0.63)      (0.59)      (0.60)      (0.67)      (0.66)
   from net realized gains               (0.01)      (0.02)      (0.02)         --          --
                                       -------     -------     -------     -------     -------
     Total distributions                 (0.64)      (0.61)      (0.62)      (0.67)      (0.66)

Net asset value, end of period         $ 10.20     $ 10.51     $ 11.03     $ 10.56     $ 10.28
                                       =======     =======     =======     =======     =======
Total return                              3.35%       0.78%      10.49%       9.57%       5.48%

Ratios and Supplemental Data

  Net assets, end of
    period (thousands)                 $61,836     $62,837     $51,366     $33,230     $32,276
  Ratio of expenses to
   average net assets prior
   to reimbursement and/
   or fee waivers                         1.47%       1.49%       1.86%       1.47%       1.48%
  Ratio of expenses to
   average net assets net
   of reimbursement and/
   or fee waivers                         1.45%       1.45%       1.74%       1.41%       1.38%
  Ratio of net investment income/
   (loss) to average net assets           6.34%       5.50%       5.55%       6.44%       6.26%

  Portfolio turnover rate                52.96%      44.07%      80.14%      64.56%      41.36%


66               See Accompanying Notes to Financial Statements

                                           Financial Highlights -- June 30, 2000

                                                      Working Assets Money Market Fund
                                       ------------------------------------------------------------

                                                            Standard Class Shares
                                       ------------------------------------------------------------
                                        For the      For the      For the      For the      For the
                                           year         year         year         year         year
                                          ended        ended        ended        ended        ended
                                       06/30/00     06/30/99     06/30/98     06/30/97     06/30/96
Selected Per-Share Data

Net asset value, beginning of period   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                       --------     --------     --------     --------     --------
  Income from investment operations
   Net investment income                  0.046        0.040        0.045        0.042        0.045
  Less distributions
   from net investment income            (0.046)      (0.040)      (0.045)      (0.042)      (0.045)

Net asset value, end of period         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                       ========     ========     ========     ========     ========
Total return                               4.67%        4.07%        4.54%        4.30%        4.60%

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                         $112,700     $105,740     $103,597     $ 85,179     $ 78,326
  Ratio of expenses to
   average net assets
   prior to reimbursement
   and/or fee waivers                      1.18%        1.24%        1.23%        1.39%        1.21%
  Ratio of expenses to
   average net assets net of
   reimbursement and/or
   fee waivers                             1.17%        1.19%        1.21%        1.25%        1.18%
  Ratio of net investment income
   to average net assets                   4.59%        4.00%        4.46%        4.23%        4.56%


                 See Accompanying Notes to Financial Statements               67

Financial Highlights -- June 30, 2000

                                                      Working Assets Money Market Fund
                                       --------------------------------------------------------

                                                       Institutional Class Shares(1)
                                       --------------------------------------------------------
                                        For the     For the     For the     For the        From
                                           year        year        year        year    02/01/96
                                          ended       ended       ended       ended          to
                                       06/30/00    06/30/99    06/30/98    06/30/97    06/30/96
Selected Per-Share Data

Net asset value, beginning of period    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                        -------     -------     -------     -------     -------
  Income from investment operations
   Net investment income                  0.049       0.045       0.051       0.049       0.021
  Less distributions
   from net investment income            (0.049)     (0.045)     (0.051)     (0.049)     (0.021)

Net asset value, end of period          $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                        =======     =======     =======     =======     =======

Total return                               5.04%       4.58%       5.23%       5.01%       2.09%(2)

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                          $23,370     $22,464     $18,178     $17,504     $14,539
  Ratio of expenses to
   average net assets
   prior to reimbursement
   and/or fee waivers                      0.82%       0.70%       0.56%       0.60%       0.47%(3)
  Ratio of expenses to
   average net assets net of
   reimbursement and/or
   fee waivers                             0.81%       0.70%       0.56%       0.60%       0.47%(3)
  Ratio of net investment income
   to average net assets                   4.93%       4.47%       5.11%       4.92%       5.16%(3)

(1) The Working Assets Money Market Fund, Institutional Class shares commenced operations on February 1, 1996.
(2)   Not annualized.
(3)   Annualized.


68               See Accompanying Notes to Financial Statements

                                  Notes to Financial Statements -- June 30, 2000

NOTE 1 - Summary of Significant Accounting Policies

Organization

The Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Small Cap Index Fund (which commenced operations on December 28, 1999), Citizens Global Equity Fund, Citizens Income Fund and the Working Assets Money Market Fund (the "Funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"). Collectively, these funds are known as the "Citizens Funds." The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

The Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund currently offer three classes of shares: Standard Class shares, Institutional Class shares and Administrative Class shares. The Working Assets Money Market Fund offers two classes of shares: Standard Class shares and Institutional Class shares, and the Citizens Small Cap Index Fund and the Citizens Income Fund offer one class of shares: Standard Class shares. Shares of each class are entitled to vote as a class or series to the extent required by the 1940 Act, or as provided in the Funds' Declaration of Trust or as permitted by the Board of Trustees.

Investment income, realized and unrealized capital gains and losses, and the non-class-specific expenses of the Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Working Assets Money Market Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each fund. Each class of shares differs in its respective distribution, administrative, shareholder servicing and transfer agent expenses and may differ in certain other class-specific fees and expenses (see note 2).

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

Portfolio Valuation

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which

Notes to Financial Statements -- June 30, 2000

such securities are traded, as of the close of business on the day the securities are valued, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Fixed income investments generally are valued at the bid price for securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value, as determined in good faith by or under the direction of the Funds' Board of Trustees.

Security Transactions, Related Investment Income and Other

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

The Working Assets Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees will consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Distributions to Shareholders

The Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Small Cap Index Fund and the Citizens Global Equity Fund distribute net investment income and net capital gains, if any, to shareholders annually. The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Working Assets Money Market Fund, dividends from net investment income are declared daily and paid monthly. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

Federal Income Taxes

It is the policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code.

                                  Notes to Financial Statements -- June 30, 2000

It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the Funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year-end resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements

With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the Funds under each agreement at its maturity.

Restricted Securities

The Funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public, if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Funds' Statement of Investments.

Notes to Financial Statements -- June 30, 2000

Deferred Organization Costs

All costs incurred in connection with the organization, registration and/or reorganization of the Funds have been paid by the Funds, with the exception of the Citizens Small Cap Index Fund, for which organization costs were paid by the Adviser. These costs are being amortized on a straight-line basis over a period not to exceed 60 months.

Foreign Currency Contracts

The Citizens Global Equity Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. Dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

NOTE 2 - Fees and Other Transactions with Affiliates

Management Fee

Citizens Advisers (the "Adviser") serves as Adviser to each of the Funds. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Fund's average net assets. Those rates are as follows:

      Citizens Index Fund                      0.50%
      Citizens Emerging Growth Fund            1.00%
      Citizens Small Cap Index Fund            0.50%
      Citizens Global Equity Fund              1.00%
      Citizens Income Fund                     0.65%
      Working Assets Money Market Fund         0.35%

Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Emerging Growth Fund and the Citizens Income Fund. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund. For their services, the Sub-Advisers receive fees based on an annual rate of each Fund's average net assets, paid by the Adviser as follows:

      Citizens Emerging Growth Fund            0.35% of the first $100 million
                                               0.25% thereafter

      Citizens Global Equity Fund              0.35%

      Citizens Income Fund                     0.175%

                                  Notes to Financial Statements -- June 30, 2000

For the Funds' fiscal year ending June 30, 2000, the Adviser has contractually agreed to waive certain fees and reimburse certain expenses to the extent that the total expenses of a share class or fund for the fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits of each share class or fund's average net assets:

      Citizens Index Fund,
         Standard Class shares                 1.49%

      Citizens Index Fund,
         Institutional Class shares            0.74%

      Citizens Index Fund,
         Administrative Class shares(1)        0.99%

      Citizens Emerging Growth Fund,
         Institutional Class shares(2)         1.30%

      Citizens Emerging Growth Fund,
         Administrative Class shares(1)        1.55%

      Citizens Small Cap Index Fund(3),
         Standard Class shares                 1.49%

      Citizens Global Equity Fund,
         Standard Class shares                 2.05%

      Citizens Global Equity Fund,
         Institutional Class shares(2)         1.39%

      Citizens Global Equity Fund,
         Administrative Class shares(1)        1.68%

      Citizens Income Fund,                    1.45% of the first $100 million
         Standard Class shares                 1.25% thereafter

      Working Assets Money Market Fund,
         Standard Class shares                 1.50% of the first $40 million
                                               1.00% thereafter

(1)   For the period February 4, 2000 (commencement of operations) to June 30,
      2000.
(2)   For the period November 1, 1999 (commencement of operations) to June 30,
      2000.
(3) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

In addition, the Adviser voluntarily waived 0.10% of its fee for the Citizens Emerging Growth Fund when the Fund's monthly average net assets exceeded $100 million.

Distribution Fee

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Funds' Distributor.

Notes to Financial Statements -- June 30, 2000

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Shareholders have adopted a separate distribution plan with respect to the Funds' Standard and Administrative Class shares pursuant to which the Funds reimburse the Distributor for a portion of its distribution related expenses.

Distribution Fees for the period ended June 30, 2000, were 0.25% of average daily net assets for the Standard and Administrative Class shares of the Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and 0.25% of average daily net assets for the Standard Class shares of the Citizens Small Cap Index Fund and the Citizens Income Fund. The distribution fee for the Working Assets Money Market Fund, Standard Class shares was 0.20% of average daily net assets for the same period. For the year ended June 30, 2000, the Trust paid distribution fees as follows:

      Citizens Index Fund,
         Standard Class shares                           $    1,594,553

      Citizens Index Fund,
         Administrative Class shares(1)                               3

      Citizens Emerging Growth Fund,
         Standard Class shares                                  582,176

      Citizens Emerging Growth Fund,
         Administrative Class shares(1)                               2

      Citizens Small Cap Index Fund,
         Standard Class shares(2)                                 5,041

      Citizens Global Equity Fund,
         Standard Class shares                                  543,890

      Citizens Global Equity Fund,
          Administrative Class shares(1)                              1

      Citizens Income Fund,
         Standard Class shares                                  156,080

      Working Assets Money Market Fund,
         Standard Class shares                                  215,695

(1)   For the period February 4, 2000 (commencement of operations) to June 30,
      2000.
(2) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

Administrative and Shareholder Service Fees

The Adviser also performs a wide variety of administrative duties for the Trust under a separate administrative contract which provides for the reimbursement

                                  Notes to Financial Statements -- June 30, 2000

of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and include fees based on a percentage of average daily net assets as follows:

      Citizens Index Fund,
         Standard Class shares(1)                                 0.13%

      Citizens Index Fund,
         Institutional and Administrative Class shares(1)         0.09%

      Citizens Emerging Growth Fund,
         Standard, Institutional and Administrative Class shares  0.10%

      Citizens Small Cap Index Fund,
         Standard Class shares                                    0.10%

      Citizens Global Equity Fund,
         Standard, Institutional and Administrative Class shares  0.10%

      Citizens Income Fund,
         Standard Class shares                                    0.10%

      Working Assets Money Market Fund,
         Standard and Institutional Class shares                  0.10%

(1) Under the terms of the Administration agreement in effect through June 30, 2000, Citizens Advisers could charge up to 0.20% of average daily net assets.

In addition, Citizens Securities, Inc. provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed at a rate approximating the "market price" of providing such services and communications for each of the individual funds with the exception of the Citizens Index Fund, Standard Class shares. The Citizens Index Fund, Standard Class shares may be charged a shareholder service fee of up to 0.40% based on the average daily net assets of the class. For the year ended June 30, 2000, a fee of 0.40% was charged. For the year ended June 30, 2000, the Trust paid administrative and shareholder service fees as follows:

                                             Administrative     Shareholder
                                                       Fees    Service Fees
                                             --------------    ------------
      Citizens Index Fund,
         Standard Class shares                 $    836,788    $  2,568,530

      Citizens Index Fund,
         Institutional Class shares                 114,543           1,646

Notes to Financial Statements -- June 30, 2000

                                             Administrative     Shareholder
                                                       Fees    Service Fees
                                             --------------    ------------
      Citizens Index Fund,
         Administrative Class shares(1)            $      1        $     15

      Citizens Emerging Growth Fund,
         Standard Class shares                      236,995         108,636

      Citizens Emerging Growth Fund,
         Institutional Class shares(2)                8,902              44

      Citizens Emerging Growth Fund,
         Administrative Class shares(1)                   1              10

      Citizens Small Cap Index Fund,
         Standard Class shares(3)                     2,053           1,883

      Citizens Global Equity Fund,
         Standard Class shares                      221,995          59,035

      Citizens Global Equity Fund,
         Institutional Class shares(2)                5,096              44

      Citizens Global Equity Fund,
         Administrative Class shares(1)                  --              12

      Citizens Income Fund,
         Standard Class shares                       63,510          31,036

      Working Assets Money Market Fund,
         Standard Class shares                      108,833          81,949

      Working Assets Money Market Fund,
         Institutional Class shares                  22,801             893

(1)   For the period February 4, 2000 (commencement of operations) to June 30,
      2000.
(2)   For the period November 1, 1999 (commencement of operations) to June 30,
      2000.
(3) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

Trustee Fees

Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting. In addition, all Trustees who are not "affiliated persons" comprise the Nominating Committee, which identifies and recommends new Trustees for the Trust. As a member of the Nominating Committee, each Trustee receives $1,000 for each day's attendance at a meeting of the Nominating Committee and the Chair of the Nominating Committee also receives an annual retainer of $2,500.

                                  Notes to Financial Statements -- June 30, 2000

Transfer Agent Fees

PFPC Inc. provides certain transfer agency services pursuant to certain fee arrangements. Under an agreement with the transfer agent, transfer agent fees are reduced by credits for cash balances as set forth below for the year ended June 30, 2000:

                                                                   Transfer
                                                              Agent Credits
                                                              -------------
  Citizens Index Fund, Standard Class shares                    $     6,037
  Citizens Index Fund, Institutional Class shares                     1,610
  Citizens Emerging Growth Fund, Standard Class shares                2,710
  Citizens Emerging Growth Fund, Institutional Class shares(1)           13
  Citizens Small Cap Index Fund, Standard Class shares(2)                 5
  Citizens Global Equity Fund, Standard Class shares                  7,136
  Citizens Income Fund, Standard Class shares                         1,216
  Working Assets Money Market Fund, Standard Class shares             7,371
  Working Assets Money Market Fund, Institutional Class shares          550

(1)   For the period November 1, 1999 (commencement of operations) to June 30,
      2000.
(2) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services and shareholder statements.

Transfer agent fees borne by share class are set forth below, for the year ended June 30, 2000:

                                                                   Transfer
                                                              Agent Credits
                                                              -------------
  Citizens Index Fund, Standard Class shares                     $  999,207
  Citizens Index Fund, Institutional Class shares                    70,057
  Citizens Index Fund, Administrative Class shares(1)                 1,247
  Citizens Emerging Growth Fund, Standard Class shares              455,336
  Citizens Emerging Growth Fund, Institutional Class shares(2)        4,794
  Citizens Emerging Growth Fund, Administrative Class shares(1)       1,247
  Citizens Global Equity Fund, Standard Class shares                513,635
  Citizens Global Equity Fund, Institutional Class shares(2)          4,431
  Citizens Global Equity Fund, Administrative Class shares(1)         1,111
  Working Assets Money Market Fund, Standard Class shares           279,234
  Working Assets Money Market Fund, Institutional Class shares       23,676

(1)   For the period February 4, 2000 (commencement of operations) to June 30,
      2000.
(2)   For the period November 1, 1999 (commencement of operations) to June 30,
      2000.

Notes to Financial Statements -- June 30, 2000

NOTE 3 - Purchases and Sales of Investment Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund for the year ended June 30, 2000:

                                Purchases                        Sales
                    ------------------------------  ------------------------------
                    U.S. Government          Other  U.S. Government          Other
Citizens
  Index Fund           $  1,880,019   $251,037,477     $  1,839,847   $150,686,620

Citizens
  Emerging
  Growth Fund                    --    481,022,058               --    366,176,970

Citizens
  Small Cap
  Index Fund(1)                          8,435,993                         822,379

Citizens
  Global Equity Fund             --    442,732,137               --    243,655,509

Citizens
  Income Fund            14,536,205     19,944,087       16,756,258     14,200,980

(1) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

NOTE 4 - Custody of Securities

State Street Bank & Trust Co. acts as custodian for the Funds. Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances as set forth below for the year ended June 30, 2000:

 Citizens Index Fund                                                     $15,581
 Citizens Emerging Growth Fund                                             4,604
 Citizens Small Cap Index Fund(1)                                             31
 Citizens Global Equity Fund                                               2,244
 Citizens Income Fund                                                      1,379
 Working Assets Money Market Fund                                          2,760

(1) For the period December 28, 1999 (commencement of operations) to June 30, 2000.

                                  Notes to Financial Statements -- June 30, 2000

NOTE 5 - Capital Shares

At June 30, 2000, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

Citizens Index Fund, Standard Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------    ------------------------------
                                 Shares            Value           Shares            Value
Shares sold                   5,866,041    $ 184,964,753        8,299,062    $ 220,034,135
Shares issued in
  reinvestment of
  distributions               1,069,740       33,953,539          176,968        4,845,398
Shares redeemed              (4,427,598)    (139,478,663)      (4,082,071)    (104,471,920)
                          -------------    -------------    -------------    -------------
Net increase/(decrease)       2,508,183    $  79,439,629        4,393,959    $ 120,407,613
                          =============    =============    =============    =============

Citizens Index Fund, Institutional Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------    ------------------------------
                                 Shares            Value           Shares            Value
Shares sold                   4,111,519    $ 106,069,689        2,999,864    $  68,105,923
Shares issued in
  reinvestment of
  distributions                 317,739        8,194,488           26,311          588,312
Shares redeemed              (1,576,426)     (40,636,038)        (736,443)     (16,955,271)
                          -------------    -------------    -------------    -------------
Net increase/(decrease)       2,852,832    $  73,628,139        2,289,732    $  51,738,964
                          =============    =============    =============    =============

Citizens Index Fund, Administrative Class shares

                         February 4, 2000(1)   to June 30, 2000
                         --------------------------------------
                                   Shares                 Value
Shares sold                           717              $ 23,203
Shares issued in
  reinvestment of
  distributions                        --                    --
Shares redeemed                       (87)               (2,816)
                                 --------              --------
Net increase/(decrease)               630              $ 20,387
                                 ========              ========

(1)   Commencement of operations.

Notes to Financial Statements -- June 30, 2000

Citizens Emerging Growth Fund, Standard Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------    ------------------------------
                                 Shares            Value           Shares            Value
Shares sold                   6,738,377    $ 200,565,427        5,092,335    $  93,221,737
Shares issued in
  reinvestment of
  distributions               1,203,141       29,801,969          469,616        8,636,244
Shares redeemed              (2,648,899)     (75,026,419)      (4,314,244)     (78,042,415)
                          -------------    -------------    -------------    -------------
Net increase/(decrease)       5,292,619    $ 155,340,977        1,247,707    $  23,815,566
                          =============    =============    =============    =============

Citizens Emerging Growth Fund, Institutional Class shares

                    November 1, 1999(2) to June 30, 2000
                    ------------------------------------
                                Shares             Value
Shares sold                    492,655      $ 12,987,040
Shares issued in
  reinvestment of
  distributions                     83             2,065
Shares redeemed                 (8,287)         (255,000)
                          ------------      ------------
Net increase/(decrease)        484,451      $ 12,734,105
                          ============      ============

(2)   Commencement of operations.

Citizens Emerging Growth Fund, Administrative Class shares

                   February 4, 2000 (3) to June 30, 2000
                   -------------------------------------
                                Shares             Value
Shares sold                        257           $ 8,073
Shares issued in
  reinvestment of
  distributions                     --                --
Shares redeemed                    (29)             (945)
                               -------           -------
Net increase/(decrease)            228           $ 7,128
                               =======           =======

(3)   Commencement of operations.

Citizens Small Cap Index Fund, Standard Class shares

                    December 28, 1999(4) to June 30, 2000
                    -------------------------------------
                               Shares               Value
Shares sold                   765,596         $ 7,956,143
Shares issued in
  reinvestment of
  distributions                    --                  --
Shares redeemed               (17,759)           (184,849)
                          -----------         -----------
Net increase/(decrease)       747,837         $ 7,771,294
                          ===========         ===========

(4)   Commencement of operations.

                                  Notes to Financial Statements -- June 30, 2000

Citizens Global Equity Fund, Standard Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------    ------------------------------
                                 Shares            Value           Shares            Value
Shares sold                  14,670,563    $ 439,086,292        3,696,959    $  68,984,216
Shares issued in
  reinvestment of
  distributions                 205,594        5,856,971           70,023        1,280,028
Shares redeemed              (7,524,815)    (226,171,875)      (2,183,306)     (39,814,410)
                          -------------    -------------    -------------    -------------
Net increase/(decrease)       7,351,342    $ 218,771,388        1,583,676    $  30,449,834
                          =============    =============    =============    =============

Citizens Global Equity Fund, Institutional Class shares

                           November 1, 1999(5) to June 30, 2000
                           ------------------------------------
                                    Shares                Value
Shares sold                        416,978          $12,425,026
Shares issued in
  reinvestment of
  distributions                         --                   --
Shares redeemed                         --                   --
                               -----------          -----------
Net increase/(decrease)            416,978          $12,425,026
                               ===========          ===========

(5)   Commencement of operations.

Citizens Global Equity Fund, Administrative Class shares

                             February 4, 2000(6) to June 30, 2000
                             ------------------------------------
                                      Shares                Value
Shares sold                               30               $1,000
Shares issued in
  reinvestment of
  distributions                           --                   --
Shares redeemed                           --                   --
                                      ------               ------
Net increase/(decrease)                   30               $1,000
                                      ======               ======

(6)   Commencement of operations.

Citizens Income Fund, Standard Class shares

                              Year Ended June 30, 2000        Year Ended June 30, 1999
                         -----------------------------    ----------------------------
                                Shares           Value          Shares           Value
Shares sold                  3,437,192    $ 34,988,109       2,219,779    $ 24,188,857
Shares issued in
  reinvestment of
  distributions                320,161       3,275,368         263,390       2,859,497
Shares redeemed             (3,676,412)    (37,411,589)     (1,159,452)    (12,590,435)
                          ------------    ------------    ------------    ------------
Net increase/(decrease)         80,941    $    851,888       1,323,717    $ 14,457,919
                          ============    ============    ============    ============

Notes to Financial Statements -- June 30, 2000

Working Assets Money Market Fund, Standard Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------    ------------------------------
                                 Shares            Value           Shares            Value
Shares sold                 178,368,131    $ 178,368,131      183,200,597    $ 183,200,597
Shares issued in
  reinvestment of
  distributions               4,806,041        4,806,041        4,128,302        4,128,302
Shares redeemed            (176,213,466)    (176,213,466)    (185,186,268)    (185,186,268)
                          -------------    -------------    -------------    -------------
Net increase/(decrease)       6,960,706    $   6,960,706        2,142,631    $   2,142,631
                          =============    =============    =============    =============

Working Assets Money Market Fund, Institutional Class shares

                                Year Ended June 30, 2000          Year Ended June 30, 1999
                          ------------------------------     -----------------------------
                                 Shares            Value           Shares            Value
Shares sold                  11,541,512     $ 11,541,512       16,168,511     $ 16,168,511
Shares issued in
  reinvestment of
  distributions               1,102,438        1,102,438          916,004          916,004
Shares redeemed             (11,737,574)     (11,737,574)     (12,799,243)     (12,799,243)
                           ------------     ------------     ------------     ------------
Net increase/(decrease)         906,376     $    906,376        4,285,272     $  4,285,272
                           ============     ============     ============     ============

--------------------------------------------------------------------------------

Federal Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended June 30, 2000:

                                                           20%
                                                  ------------
  Citizens Index Fund                             $ 43,690,837

  Citizens Emerging Growth Fund                      4,950,923

  Citizens Global Equity Fund                        2,789,191

  Citizens Income Fund                                  81,870

                                               Report of Independent Accountants

Report of Independent Accountants

To the Shareholders and Board of Trustees of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Small Cap Index Fund, Citizens Global Equity Fund, Citizens Income Fund and Working Assets Money Market Fund at June 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. Other auditors audited the financial highlights for each of the periods ending on or before June 30, 1997, whose report dated July 25, 1997, expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
August 11, 2000

Notes:

At Citizens Funds, we are determined to do everything we can to let investors know just how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A Full Range of Socially Responsible No-Load Mutual Funds*

Citizens Index Fund
Citizens Emerging Growth Fund
Citizens Small Cap Index Fund
Citizens Global Equity Fund
Citizens Income Fund
Working Assets Money Market Fund

Free Exchanges Between Citizens Funds

You can move your money easily and without penalty from any one of our funds to another.

Individual Retirement Plans (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

Unparalleled Customer Service

Our representatives are well-trained, salaried professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 a.m. to 8 p.m. (ET) Monday--Friday at (800) 223-7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and much more.

Intelligent Communications

Citizens Funds pioneered the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o     Quarterly statements (monthly for money market shareholders)

o     Shareholder newsletters

*Although Citizens Funds are no-load, certain fees and expenses do apply to a continued investment in the funds and are described in the prospectus.

Investments in the Citizens Emerging Growth Fund and Citizens Small Cap Index Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, a limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

Investments in the Working Assets Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Trustees:
Sophia Collier
Pablo S. Eisenberg
Mitchell Johnson
Azie Taylor Morton, Chair
Martha S. Pope
Ada Sanchez
John L. Shields

Distributor:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Manager:
Citizens Advisers(SM)
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Custodian:
State Street Bank
& Trust Company
Boston, MA 02110

Transfer Agent and
Dividend Disbursing Agent:
PFPC Inc.
Wilmington, DE 19899

Legal Counsel:
Bingham Dana LLP
Boston, MA 02110

Independent Auditors:
PricewaterhouseCoopers, LLP
Boston, MA 02110

                            [LOGO] CITIZENS FUNDS(R)

      Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource and Fidelity Investment's
                                  FundsNetwork.

      This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

          [RECYCLE LOGO] Printed on recycled paper with soy based inks.

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